Exhibit 99.1
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                          SALE AND SERVICING AGREEMENT


                                  by and among


                      FORD CREDIT AUTO OWNER TRUST 2003-A,

                                   as Issuer,


                      FORD CREDIT AUTO RECEIVABLES TWO LLC,

                                   as Seller,


                                       and


                           FORD MOTOR CREDIT COMPANY,

                                   as Servicer



                           Dated as of January 1, 2003



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                                TABLE OF CONTENTS

                                                                                                 Page

                                    ARTICLE I

                              DEFINITIONS AND USAGE

                                   ARTICLE II

                                 TRUST PROPERTY

SECTION 2.1           Conveyance of Trust Property...............................................1
SECTION 2.2           Representations and Warranties of the Seller as to the
                           Receivables...........................................................2
SECTION 2.3           Repurchase upon Breach.....................................................6
SECTION 2.4           Custody of Receivable Files................................................7
SECTION 2.5           Duties of Servicer as Custodian............................................8
SECTION 2.6           Instructions; Authority to Act.............................................9
SECTION 2.7           Custodian's Indemnification................................................9
SECTION 2.8           Effective Period and Termination...........................................9

                                   ARTICLE III

                         ADMINISTRATION AND SERVICING OF
                         RECEIVABLES AND TRUST PROPERTY

SECTION 3.1           Duties of Servicer........................................................10
SECTION 3.2           Collection of Receivable Payments.........................................10
SECTION 3.3           Realization Upon Receivables..............................................11
SECTION 3.4           Allocations of Collections................................................11
SECTION 3.5           Maintenance of Security Interests in Financed Vehicles....................11
SECTION 3.6           Covenants of Servicer.....................................................11
SECTION 3.7           Purchase of Receivables Upon Breach.......................................12
SECTION 3.8           Servicer Fee..............................................................13
SECTION 3.9           Servicer's Certificate....................................................13
SECTION 3.10          Annual Statement as to Compliance; Notice of Event of
                           Servicing Termination................................................13
SECTION 3.11          Annual Independent Certified Public Accountant's Report...................14
SECTION 3.12          Access to Certain Documentation and Information
                           Regarding Receivables................................................15
SECTION 3.13          Servicer Expenses.........................................................15

                                   ARTICLE IV

                         DISTRIBUTIONS; RESERVE ACCOUNT;
                STATEMENTS TO NOTEHOLDERS AND CERTIFICATEHOLDERS

SECTION 4.1           Accounts..................................................................15
SECTION 4.2           Investment of funds on deposit in the Reserve Account
                           and the Collection Account and Payahead Account......................18
SECTION 4.3           Remittances...............................................................20
SECTION 4.4           Application of Collections................................................21
SECTION 4.5           Advances..................................................................22
SECTION 4.6           Additional Deposits to the Collection Account and
                           Withdrawals from the Reserve Account.................................23
SECTION 4.7           Distributions.............................................................24
SECTION 4.8           Net Deposits..............................................................29
SECTION 4.9           Statements to Noteholders and Certificateholders..........................29

                                    ARTICLE V

                              Intentionally Omitted

                                   ARTICLE VI

                                   THE SELLER

SECTION 6.1           Representations and Warranties of Seller..................................31
SECTION 6.2           Liability of Seller; Indemnities..........................................33
SECTION 6.3           Merger or Consolidation of, or Assumption of the
                           Obligations of, Seller...............................................35
SECTION 6.4           Limitation on Liability of Seller and Others..............................35
SECTION 6.5           Seller May Own Securities.................................................36

                                   ARTICLE VII

                                  THE SERVICER

SECTION 7.1           Representations of Servicer...............................................36
SECTION 7.2           Indemnities of Servicer...................................................37
SECTION 7.3           Merger or Consolidation of, or Assumption of the
                           Obligations of, Servicer.............................................39
SECTION 7.4           Limitation on Liability of Servicer and Others............................40
SECTION 7.5           Delegation of Duties......................................................40
SECTION 7.6           Ford Credit Not to Resign as Servicer.....................................41
SECTION 7.7           Servicer May Own Securities...............................................41

                                  ARTICLE VIII

                              SERVICING TERMINATION

SECTION 8.1           Events of Servicing Termination...........................................41
SECTION 8.2           Appointment of Successor Servicer.........................................43
SECTION 8.3           Repayment of Advances.....................................................44
SECTION 8.4           Notification to Noteholders and Certificateholders........................44
SECTION 8.5           Waiver of Past Events of Servicing Termination............................44

                                   ARTICLE IX

                                   TERMINATION

SECTION 9.1           Optional Purchase of All Receivables......................................45
SECTION 9.2.          Succession Upon Satisfaction and Discharge of Indenture...................45

                                    ARTICLE X

                            MISCELLANEOUS PROVISIONS

SECTION 10.1          Amendment.................................................................45
SECTION 10.2          Protection of Title to Trust Property.....................................47
SECTION 10.3          Governing Law.............................................................50
SECTION 10.4          Notices...................................................................50
SECTION 10.5          Severability of Provisions................................................51
SECTION 10.6          Assignment................................................................51
SECTION 10.7          Further Assurances........................................................51
SECTION 10.8          No Waiver; Cumulative Remedies............................................51
SECTION 10.9          Third-Party Beneficiaries.................................................52
SECTION 10.10         Actions by Noteholders or Certificateholders..............................52
SECTION 10.11         Agent for Service.........................................................52
SECTION 10.12         No Bankruptcy Petition....................................................52
SECTION 10.13         Limitation of Liability of Owner Trustee and Indenture
                           Trustee..............................................................53
SECTION 10.14         Savings Clause............................................................53

Schedule A            Schedule of Receivables.................................................SA-1
Schedule B            Location of Receivable Files at Third Party Custodians for Ford Credit...B-1
Appendix A            Definitions and Usage...................................................AA-1

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     SALE AND SERVICING AGREEMENT,  dated as of January 1, 2003 (as from time to
time  amended,   supplemented  or  otherwise   modified  and  in  effect,   this
"Agreement"), by and among FORD CREDIT AUTO OWNER TRUST 2003-A (the "Issuer"), a Delaware statutory trust, FORD CREDIT AUTO RECEIVABLES TWO LLC, a Delaware limited liability company, as seller (the "Seller"), and FORD MOTOR CREDIT COMPANY, a Delaware corporation, as servicer (the "Servicer").

                  WHEREAS, the Issuer desires to purchase a portfolio of receivables and related property consisting of retail installment sale contracts secured by new and used automobiles and light duty trucks generated by Ford Motor Credit Company and PRIMUS in the ordinary course of their business and conveyed to the Seller;

                  WHEREAS, the Seller is willing to sell such portfolio of receivables and related property to the Issuer; and

                  WHEREAS, Ford Motor Credit Company is willing to service such receivables on behalf of the Issuer;

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:


                                    ARTICLE I

                              DEFINITIONS AND USAGE

                  Except as otherwise specified herein or as the context may otherwise require, capitalized terms used but not otherwise defined herein are defined in Appendix A hereto, which also contains rules as to usage that are applicable herein.


                                   ARTICLE II

                                 TRUST PROPERTY

                  SECTION 2.1 Conveyance of Trust Property. In consideration of the Issuer's sale and delivery to, or upon the order of, the Seller of the Securities in an aggregate principal amount equal to 102% of the Pool Balance reduced by the Yield Supplement Overcollateralization Amount on the Closing Date, the Seller does hereby irrevocably sell, transfer, assign and otherwise convey to the Issuer without recourse (subject to the obligations herein) all right, title and interest of the Seller, whether now owned or hereafter acquired, in and to the Trust Property. The transfer, assignment and conveyance made hereunder will not constitute and is not intended to result in an assumption by the Issuer of any obligation of the Seller to the Obligors, the Dealers or any other Person in connection with the Receivables and the other Trust Property or any agreement, document or instrument related thereto.

                  SECTION 2.2 Representations and Warranties of the Seller as to the Receivables. The Seller makes the following representations and warranties as to the Receivables on which the Issuer will be deemed to have relied in accepting the Receivables. Such representations and warranties speak as of the Closing Date, but will survive the transfer, assignment and conveyance of the Receivables to the Issuer and the pledge thereof to the Indenture Trustee pursuant to the Indenture.

                  (i) Characteristics of Receivables. Each Receivable (a) has been originated in the United States of America by a Dealer for the retail sale of a Financed Vehicle in the ordinary course of such Dealer's business, has been fully and properly executed by the parties thereto, has been purchased either
(X) by the Seller from Ford Credit, which in turn has purchased such Receivable from a Dealer under an existing dealer agreement with Ford Credit, and which has been validly assigned by such Dealer to Ford Credit and which in turn has been validly assigned by Ford Credit to the Seller in accordance with its terms, or
(Y) by the Seller from Ford Credit, which has been assigned such Receivable by PRIMUS, which in turn has purchased such Receivable from a Dealer or other finance source (provided that such purchase relates to an individual Receivable and not a bulk purchase) under an existing agreement with PRIMUS, and which has been validly assigned by such Dealer or other finance source to PRIMUS and has been validly assigned by PRIMUS to Ford Credit in the ordinary course of business and which in turn has been validly assigned by Ford Credit to the Seller in accordance with its terms, (b) creates or has created a valid, subsisting, and enforceable first priority security interest in favor of Ford Credit in the Financed Vehicle, which security interest has been assigned by Ford Credit to the Seller, which in turn will be assignable by the Seller to the Issuer, (c) contains customary and enforceable provisions such that the rights and remedies of the holder thereof are adequate for realization against the collateral of the benefits of the security, (d) provides for level monthly payments (provided that the payment in the last month in the life of the Receivable may be different but in no event more than twice the amount of the level payment) that fully amortize the Amount Financed by maturity and yield interest at the Annual Percentage Rate, (e) provides for, in the event that such contract is prepaid, a prepayment that fully pays the Principal Balance, and (f) is an Actuarial Receivable or a Simple Interest Receivable.

                  (ii) Schedule of Receivables. The information set forth in the Schedule of Receivables is true and correct in all material respects as of the opening of business on the Cutoff Date, and no selection procedures believed to be adverse to the Noteholders or the Certificateholders have been utilized in selecting the Receivables from those receivables which meet the criteria contained herein. The computer tape or other listing regarding the Receivables made available to the Issuer and its assigns (which computer tape or other listing is required to be delivered as specified herein) is true and correct in all material respects.

                  (iii) Compliance with Law. Each Receivable and the sale of the Financed Vehicle complied at the time it was originated or made and at the execution of this Agreement complies in all material respects with all requirements of applicable federal, State, and local laws, and regulations thereunder, including, without limitation, usury laws, the Federal Truth-in-Lending Act, the Equal Credit Opportunity Act, the Fair Credit Reporting Act, the Fair Debt Collection Practices Act, the Federal Trade Commission Act, the Magnuson-Moss Warranty Act, the Federal Reserve Board's Regulations B and Z, and State adaptations of the National Consumer Act and of the Uniform Consumer Credit Code, and other consumer credit laws and equal credit opportunity and disclosure laws.

                  (iv) Binding Obligation. Each Receivable represents the genuine, legal, valid, and binding payment obligation of the Obligor, enforceable by the holder thereof in accordance with its terms subject to the effect of bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditors' rights generally.

                  (v) No Government Obligor. None of the Receivables are due from the United States of America or any State or from any agency, department, or instrumentality of the United States of America, any State or political subdivision of either thereof.

                  (vi) Security Interest in Financed Vehicle. Immediately prior to the transfer, assignment and conveyance thereof, each Receivable is secured by a first priority, validly perfected security interest in the Financed Vehicle in favor of Ford Credit as secured party or all necessary and appropriate actions have been commenced that would result in a first priority, validly perfected security interest in the Financed Vehicle in favor of Ford Credit as secured party.

                  (vii) Receivables in Force. No Receivable has been satisfied, subordinated, or rescinded, nor has any Financed Vehicle been released from the lien granted by the related Receivable in whole or in part.

                  (viii) No Waiver. No provision of a Receivable has been waived.

                  (ix) No Defenses. No right of rescission, setoff, counterclaim, or defense has been asserted or threatened with respect to any Receivable.

                  (x) No Liens. To the best of the Seller's knowledge, no liens or claims have been filed for work, labor, or materials relating to a Financed Vehicle that are liens prior to, or equal with, the security interest in the Financed Vehicle granted by the Receivable.

                  (xi) No Default. Except for payment defaults continuing for a period of not more than thirty (30) days as of the Cutoff Date, no default, breach, violation, or event permitting acceleration under the terms of any Receivable has occurred; and no continuing condition that with notice or the lapse of time would constitute a default, breach, violation, or event permitting acceleration under the terms of any Receivable has arisen; and Ford Credit has not waived any of the foregoing.

                  (xii) Insurance. Ford Credit, in accordance with its customary standards, policies and procedures, has determined that, as of the date of origination of each Receivable, the Obligor had obtained or agreed to obtain physical damage insurance covering the Financed Vehicle.

                  (xiii) Title. It is the intention of the Seller that the sale, transfer, assignment and conveyance herein contemplated constitute an absolute sale, transfer, assignment and conveyance of the Receivables from the Seller to the Issuer and that the beneficial interest in and title to the Receivables not be part of the Seller's estate in the event of the filing of a bankruptcy petition by or against the Seller under any bankruptcy law. No Receivable has been sold, transferred, assigned, conveyed or pledged by the Seller to any Person other than the Issuer. Immediately prior to the sale and transfer herein contemplated, the Seller had good and marketable title to each Receivable free and clear of all Liens, encumbrances, security interests, participations and rights of others and, immediately upon the sale and transfer thereof, the Issuer will have good and marketable title to each Receivable, free and clear of all Liens, encumbrances, security interests, participations and rights of others; and the sale and transfer has been perfected under the UCC.

                  (xiv) Valid Assignment. No Receivable has been originated in, or is subject to the laws of, any jurisdiction under which the sale, transfer, assignment and conveyance of such Receivable under this Agreement or pursuant to transfers of the Securities would be unlawful, void, or voidable. The Seller has not entered into any agreement with any account debtor that prohibits, restricts or conditions the assignment of any portion of the Receivables.

                  (xv) All Filings Made. All filings (including, without limitation, UCC filings) necessary in any jurisdiction to give the Issuer a first priority, validly perfected ownership interest in the Receivables, and to give the Indenture Trustee a first perfected security interest therein, will be made within ten days of the Closing Date.

                  (xvi) Priority. Other than the security interest granted to the Issuer pursuant to this Agreement, the Seller has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Receivables. The Seller has not authorized the filing of and is not aware of any financing statements against the Seller that include a description of collateral covering the Receivables other than any financing statement relating to the security interest granted to the Issuer hereunder and by the Issuer to the Indenture Trustee or that has been terminated.

                  (xvii) Chattel Paper. Each Receivable constitutes "tangible chattel paper" as defined in the UCC.

                  (xviii) One Original. There is only one original executed copy of each Receivable. The Seller, or its custodian, has possession of such original with respect to each Receivable. Such original does not have any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than Ford Credit. All financing statements filed or to be filed against the Seller in favor of the Issuer in connection herewith describing the Receivables contain a statement to the following effect: "A purchase of or security interest in any collateral described in this financing statement will violate the rights of the Issuer."

                  (xix) New and Used Vehicles. 79.34% of the aggregate Principal Balance of the Receivables, constituting 71.53% of the number of Receivables as of the Cutoff Date, represent vehicles financed at new vehicle rates, and the remainder of the Receivables represent vehicles financed at used vehicle rates.

                  (xx) Amortization Type. By aggregate Principal Balance as of the Cutoff Date, 0.01% of the Receivables constitute Actuarial Receivables and 99.99% of the Receivables constitute Simple Interest Receivables.

                  (xxi) Origination. Each Receivable has an origination date on or after February 13, 1997.

                  (xxii) PRIMUS. 10.01% of the aggregate Principal Balance of the Receivables as of the Cutoff Date represent Receivables originated through PRIMUS and assigned to Ford Credit, and the remainder of the Receivables were originated through Ford Credit (excluding PRIMUS).

                  (xxiii) Maturity of Receivables. Each Receivable has an original maturity of not greater than seventy-two (72) months. The percentage of Receivables by Principal Balance with original terms greater than 60 months is 8.42%. The percentage of Receivables by Principal Balance with remaining terms greater than 60 months is 6.44%.

                  (xxiv) Annual Percentage Rate. The Annual Percentage Rate of each Receivable is between 0.00% to 29.99%.

                  (xxv) Scheduled Payments. Each Receivable has a first Scheduled Payment due, in the case of Actuarial Receivables, or a first scheduled due date, in the case of Simple Interest Receivables, on or prior to December 31, 2002 and no Receivable has a payment that is more than thirty (30) days overdue as of the Cutoff Date.

                  (xxvi) Location of Receivable Files. The Receivable Files are kept at one or more of the offices of the Servicer in the United States or the offices of one of the custodians specified in Schedule B hereto.

                  (xxvii) No Extensions. The number of Scheduled Payments, in the case of Actuarial Receivables, and the number of scheduled due dates, in the case of Simple Interest Receivables, will not have been extended on or before the Cutoff Date on any Receivable.

                  (xxviii) Rating Agencies. The rating agencies rating the Notes are Moody's, Standard & Poor's and Fitch and the rating agencies rating the Class D Certificates are Standard & Poor's and Fitch.

                  (xxix) Agreement. The representations and warranties of the Seller in Section 6.1 are true and correct.

                  SECTION 2.3 Repurchase upon Breach. The Seller, the Servicer, the Issuer or the Owner Trustee, as the case may be, will inform the other parties to this Agreement, the Indenture Trustee and Ford Credit promptly, in writing, upon the discovery of any breach of the Seller's representations and warranties made by the Seller pursuant to Section 2.2. Unless the breach has been cured by the last day of the second Collection Period following the discovery, the Indenture Trustee will enforce the obligation of the Seller under this Section 2.3, and, if necessary, the Seller or the Indenture Trustee will enforce the obligation of Ford Credit under the Purchase Agreement, to repurchase any Receivable materially and adversely affected by the breach as of such last day (or, at the Seller's option, the last day of the first Collection Period following the discovery). In consideration of the purchase of the Receivable, the Seller will remit the Purchase Amount, in the manner specified in Section 4.6. The sole remedy of the Issuer, the Owner Trustee, the Indenture Trustee, the Noteholders or the Certificateholders with respect to a breach of the Seller's representations and warranties pursuant to Section 2.2 will be to require that the Seller repurchase such Receivables pursuant to this Section 2.3 or to enforce the obligation of Ford Credit to the Seller to repurchase such Receivables pursuant to the Purchase Agreement. Neither the Owner Trustee nor the Indenture Trustee will have any duty to conduct an affirmative investigation as to the occurrence of any condition requiring the repurchase of any Receivable pursuant to this Section 2.3 or the eligibility of any Receivable for purposes of this Agreement.

                  SECTION 2.4 Custody of Receivable Files. To assure uniform quality in servicing the Receivables and to reduce administrative costs, the Issuer, upon the execution and delivery of this Agreement, hereby revocably appoints the Servicer, and the Servicer hereby accepts such appointment, to act as the agent of the Issuer and the Indenture Trustee as custodian of the following documents or instruments, which are hereby constructively delivered to the Indenture Trustee, as pledgee of the Issuer pursuant to the Indenture, with respect to each Receivable (collectively, the "Receivable Files"):

                           (i) The original Receivable.

                           (ii) The original credit application fully executed by the Obligor or a photocopy thereof or a record thereof on a computer file, diskette or on microfiche.

                           (iii) The original certificate of title or such documents that the Servicer or Ford Credit will keep on file, in accordance with its customary standards, policies and procedures, evidencing the security interest of Ford Credit in the Financed Vehicle.

                           (iv) Any and all other documents (including any computer file, diskette or microfiche) that the Servicer or the Seller will keep on file, in accordance with its customary procedures, relating to a Receivable, an Obligor, or a Financed Vehicle.

                  The Servicer will provide an Officer's Certificate to the Issuer and the Indenture Trustee confirming that the Servicer has received on behalf of the Issuer and the Indenture Trustee all the documents and instruments necessary for the Servicer to act as the agent of the Issuer and the Indenture Trustee for the purposes set forth in this Section 2.4, including the documents referred to herein, and the Issuer and the Indenture Trustee are hereby authorized to rely on such Officer's Certificate.

                  SECTION 2.5 Duties of Servicer as Custodian.

                  (a) Safekeeping. The Servicer will hold the Receivable Files for the benefit of the Issuer and the Indenture Trustee and maintain such accurate and complete accounts, records, and computer systems pertaining to each Receivable File as would enable the Servicer and the Issuer to comply with the terms and conditions of this Agreement, and the Indenture Trustee to comply with the terms and conditions of the Indenture. In performing its duties as custodian the Servicer will act with reasonable care, using that degree of skill and attention that the Servicer exercises with respect to the receivable files relating to all comparable automotive receivables that the Servicer services for itself or others and, consistent with such reasonable care, the Servicer may utilize the services of third parties to act as custodian of physical Receivable Files, subject to Section 7.5. In accordance with its customary standards, policies and procedures with respect to its retail installment sale contracts, the Servicer will conduct, or cause to be conducted, periodic audits of the Receivable Files held by it under this Agreement, and of the related accounts, records, and computer systems, in such a manner as would enable the Issuer or the Indenture Trustee to verify the accuracy of the Servicer's record keeping. The Servicer will promptly report to the Issuer and the Indenture Trustee any failure on its part to hold the Receivable Files and maintain its accounts, records, and computer systems as herein provided and promptly take appropriate action to remedy any such failure. Nothing herein will be deemed to require an initial review or any periodic review by the Issuer, the Owner Trustee or the Indenture Trustee of the Receivable Files.

                  (b) Maintenance of and Access to Records. The Servicer will maintain each Receivable File at one of its offices in the United States or the offices of one of its custodians specified in Schedule B of this Agreement, or at such other office as specified to the Issuer and the Indenture Trustee by written notice not later than ninety (90) days after any change in location. The Servicer will make available to the Issuer and the Indenture Trustee or their duly authorized representatives, attorneys, or auditors a list of locations of the Receivable Files upon request. The Servicer will provide access to the Receivable Files, and the related accounts, records, and computer systems maintained by the Servicer at such times as the Issuer or the Indenture Trustee direct, but only upon reasonable notice and during the normal business hours at the respective offices of the Servicer.

                  (c) Release of Documents. Upon written instructions from the Indenture Trustee, the Servicer will release or cause to be released any document in the Receivable Files to the Indenture Trustee, the Indenture Trustee's agent or the Indenture Trustee's designee, as the case may be, at such place or places as the Indenture Trustee may designate, as soon thereafter as is practicable. Any document so released will be handled by the Indenture Trustee with due care and returned to the Servicer for safekeeping as soon as the Indenture Trustee or its agent or designee, as the case may be, has no further need therefor.

                  SECTION 2.6 Instructions; Authority to Act. All instructions from the Indenture Trustee will be in writing and signed by an Authorized Officer of the Indenture Trustee, and the Servicer will be deemed to have received proper instructions with respect to the Receivable Files upon its receipt of such written instructions.

                  SECTION 2.7 Custodian's Indemnification. The Servicer as custodian will indemnify the Issuer, the Owner Trustee and the Indenture Trustee for any and all liabilities, obligations, losses, compensatory damages, payments, costs, or expenses of any kind whatsoever that may be imposed on, incurred, or asserted against the Issuer, the Owner Trustee or the Indenture Trustee as the result of any improper act or omission in any way relating to the maintenance and custody by the Servicer as custodian of the Receivable Files; provided, however, that the Servicer will not be liable (i) to the Issuer for any portion of any such amount resulting from the willful misfeasance, bad faith, or negligence of the Indenture Trustee, the Owner Trustee or the Issuer,
(ii) to the Owner Trustee for any portion of any such amount resulting from the willful misfeasance, bad faith, or negligence of the Indenture Trustee, the Owner Trustee or the Issuer and (iii) to the Indenture Trustee for any portion of any such amount resulting from the willful misfeasance, bad faith, or negligence of the Indenture Trustee, the Owner Trustee or the Issuer.

                  SECTION 2.8 Effective Period and Termination. The Servicer's appointment as custodian will become effective as of the Cutoff Date and will continue in full force and effect until terminated pursuant to this Section 2.8. If Ford Credit resigns as Servicer in accordance with the provisions of this Agreement or if all of the rights and obligations of the Servicer have been terminated under Section 8.1, the appointment of the Servicer as custodian hereunder may be terminated by the Indenture Trustee, or by the Noteholders of Notes evidencing not less than 25% of the Note Balance of the Notes Outstanding or, with the consent of Noteholders of Notes evidencing not less than 25% of the Note Balance of the Notes Outstanding, by the Owner Trustee or by Certificateholders of Certificates evidencing not less than 25% of the Aggregate Certificate Balance, in the same manner as the Indenture Trustee or such Securityholders may terminate the rights and obligations of the Servicer under
Section 8.1. As soon as practicable after any termination of such appointment, the Servicer will deliver to the Indenture Trustee or the Indenture Trustee's agent the Receivable Files and the related accounts and records maintained by the Servicer at such place or places as the Indenture Trustee may reasonably designate.
                                   ARTICLE III

                         ADMINISTRATION AND SERVICING OF
                         RECEIVABLES AND TRUST PROPERTY

                  SECTION 3.1 Duties of Servicer. The Servicer will manage, service, administer, and make collections on the Receivables with reasonable care, using that degree of skill and attention that the Servicer exercises with respect to all comparable automotive receivables that it services for itself or others. The Servicer's duties will include collection and posting of all payments, responding to inquiries of Obligors on such Receivables, investigating delinquencies, sending payment coupons to Obligors, reporting tax information to Obligors, accounting for collections, furnishing monthly and annual statements to the Owner Trustee and the Indenture Trustee with respect to distributions, and making Advances pursuant to Section 4.5. The Servicer will follow its customary standards, policies and procedures in performing its duties as Servicer. Without limiting the generality of the foregoing, the Servicer is hereby authorized and empowered to execute and deliver, on behalf of itself, the Issuer, the Owner Trustee, the Indenture Trustee, the Noteholders, the Certificateholders, or any of them, any and all instruments of satisfaction or cancellation, or partial or full release or discharge, and all other comparable instruments, with respect to such Receivables or to the Financed Vehicles securing such Receivables. If the Servicer commences a legal proceeding to enforce a Receivable, the Owner Trustee (in the case of a Receivable other than a Purchased Receivable) will thereupon be deemed to have automatically assigned, solely for the purpose of collection, such Receivable to the Servicer. If in any enforcement suit or legal proceeding it is held that the Servicer may not enforce a Receivable on the ground that it is not a real party in interest or a holder entitled to enforce the Receivable, the Owner Trustee will, at the Servicer's expense and direction, take steps to enforce the Receivable, including bringing suit in its name or the names of the Indenture Trustee, the Noteholders, the Certificateholders, or any of them. The Owner Trustee will furnish the Servicer with any powers of attorney and other documents reasonably necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder. The Servicer, at its expense, will obtain on behalf of the Issuer and the Owner Trustee (or will cause the Owner Trustee to obtain) all licenses, if any, required by the laws of any jurisdiction to be held by the Issuer or the Owner Trustee in connection with ownership of the Receivables, and will make all filings and pay all fees as may be required in connection therewith during the term hereof.

                  SECTION 3.2 Collection of Receivable Payments. The Servicer will make reasonable efforts to collect all payments called for under the terms and provisions of the Receivables as and when the same becomes due and will follow such collection procedures as it follows with respect to all comparable receivables that it services for itself or others. Subject to Sections 3.6(iii) and (iv), the Servicer may grant extensions, rebates, or adjustments on a Receivable; provided, however, that if the Servicer extends the date for final payment by the Obligor of any Receivable beyond 6 months past the Final Scheduled Maturity Date, it will promptly purchase the Receivable in the manner provided in Section 3.7. The Servicer may in its discretion waive any late payment charge or any other fees that may be collected in the ordinary course of servicing a Receivable.

                  SECTION 3.3 Realization Upon Receivables. On behalf of the Issuer, the Servicer will use reasonable efforts, consistent with its customary standards, policies and procedures, to repossess or otherwise convert the ownership of the Financed Vehicle securing any Receivable as to which the Servicer has determined eventual payment in full is unlikely. The Servicer will follow such customary standards, policies and procedures as it will deem necessary or advisable in its servicing of comparable receivables, which may include reasonable efforts to realize upon any Dealer Recourse and selling the Financed Vehicle at public or private sale. The foregoing will be subject to the provision that, in any case in which the Financed Vehicle has suffered damage, the Servicer will not be required to expend funds in connection with the repair or the repossession of such Financed Vehicle unless it determines in its discretion that such repair and/or repossession will increase the Liquidation Proceeds by an amount greater than the amount of such expenses.

                  SECTION 3.4 Allocations of Collections. If an Obligor is obligated under one or more Receivables and also under one or more other assets owned by Ford Credit or assigned by Ford Credit to third parties, then any payment on any such asset received from or on behalf of such Obligor will, if identified as being made with respect to a particular item or asset, be applied to such item, and otherwise will be allocated by Ford Credit in accordance with its customary standards, policies and procedures.

                  SECTION 3.5 Maintenance of Security Interests in Financed Vehicles. The Servicer will, in accordance with its customary standards, policies and procedures, take such steps as are necessary to maintain perfection of the security interest created by each Receivable in the related Financed Vehicle. The Issuer hereby authorizes the Servicer to take such steps as are necessary to re-perfect such security interest on behalf of the Issuer and the Indenture Trustee in the event of the relocation of a Financed Vehicle or for any other reason.

                  SECTION 3.6 Covenants of Servicer. The Servicer will not (i) release the Financed Vehicle securing each such Receivable from the security interest granted by such Receivable in whole or in part except in the event of payment in full by or on behalf of the Obligor thereunder, satisfaction of the payment obligation evidenced by such Receivable, repossession, discounted settlement, abandonment or by operation of law, in each case in accordance with the Servicer's customary standards, policies and procedures, (ii) impair the rights of the Noteholders or the Certificateholders in the Receivables, (iii) change the Annual Percentage Rate with respect to any Receivable, or (iv) modify the Amount Financed or the total number of Scheduled Payments (in the case of an Actuarial Receivable) or the total number of originally scheduled due dates (in the case of a Simple Interest Receivable).

                  SECTION 3.7 Purchase of Receivables Upon Breach. (a) The Seller, the Servicer or the Owner Trustee, as the case may be, promptly will inform the other parties to this Agreement, in writing, upon the discovery of any breach pursuant to Section 3.2, 3.5 or 3.6. Unless the breach has been cured by the last day of the second Collection Period following such discovery (or, at the Servicer's election, the last day of the first following Collection Period), the Servicer will purchase any Receivable affected by such breach at the Purchase Amount. In consideration of the purchase of such Receivable, the Servicer will remit the Purchase Amount in the manner specified in Section 4.6. For purposes of this Section 3.7, the Purchase Amount will consist in part of a release by the Servicer of all rights of reimbursement with respect to Outstanding Advances on the Receivable. The sole remedy of the Issuer, the Owner Trustee, the Indenture Trustee, the Noteholders or the Certificateholders with respect to a breach pursuant to Section 3.2, 3.5 or 3.6 will be to require the Servicer to purchase Receivables pursuant to this Section 3.7.

                  (b) The Seller, the Servicer or the Owner Trustee, as the case may be, promptly will inform the other parties to this Agreement in writing, upon the discovery of any breach of the representations and warranties of Ford Credit, as seller, set forth in Section 3.2(b) of the Purchase Agreement. Unless the breach has been cured by the last day of the second Collection Period following the discovery, the Servicer will enforce the obligation of Ford Credit under the Purchase Agreement to repurchase any Receivable materially and adversely affected by the breach as of such last day (or, at Ford Credit's option, the last day of the first Collection Period following the discovery). In consideration of the purchase of the Receivable, Ford Credit will remit, pursuant to Section 6.2 of the Purchase Agreement, the Purchase Amount to the Servicer and the Servicer will remit the Purchase Amount to the Collection Account as specified in Section 4.6 hereof.

                  (c) With respect to all Receivables purchased pursuant to this
Section 3.7, the Issuer will assign to the Servicer or the Seller, as applicable, without recourse, representation or warranty, all of the Issuer's right, title and interest in and to such Receivables and all security and documents relating thereto.

                  SECTION 3.8 Servicer Fee. The Servicer will be entitled to retain from Collections on the Receivables all late fees, prepayment charges, extension fees and other administrative fees or similar charges allowed by applicable law with respect to Receivables during each Collection Period (the "Supplemental Servicing Fee"). The Servicer also will be entitled to receive investment earnings (net of investment losses and expenses) on funds deposited in the Trust Accounts during each Collection Period. The Servicer also will be entitled to the Servicing Fee, as provided in Section 4.7(c).

                  SECTION 3.9 Servicer's Certificate. (a) On or about the tenth day of each calendar month, the Servicer will deliver to the Owner Trustee, the Note Paying Agent and Certificate Paying Agent, the Indenture Trustee, the Swap Counterparties and the Seller, with a copy to the Rating Agencies, a Servicer's Certificate containing all information (including all specific dollar amounts) necessary to make the transfers and distributions pursuant to Sections 4.4, 4.5,
4.6 and 4.7 for the Collection Period preceding the date of such Servicer's Certificate, together with the written statements to be furnished by the Owner Trustee to Certificateholders pursuant to Section 4.9 and by the Indenture Trustee to the Noteholders pursuant to Section 4.9 hereof and Section 6.6 of the Indenture. Receivables purchased or to be purchased by the Servicer or the Seller will be identified by the Servicer by the Seller's account number with respect to such Receivable (as specified in the Schedule of Receivables).

                  (b) On or about the fifth (but in no event later than the tenth) calendar day of each calendar month, the Servicer will deliver to the respective underwriters of the Notes, the Note Pool Factor for each Class of Notes as of the close of business on the Payment Date occurring in that month.

                  SECTION 3.10 Annual Statement as to Compliance; Notice of Event of Servicing Termination. (a) The Servicer will deliver to the Owner Trustee, the Indenture Trustee and each Rating Agency on or before April 30 of each year beginning April 30, 2004, an Officer's Certificate, dated as of December 31 of the preceding calendar year, stating that (i) a review of the activities of the Servicer during the preceding 12-month (or shorter) period and of its performance under this Agreement has been made under such officer's supervision and (ii) to the best of such officer's knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof. Upon the written request of the Owner Trustee, the Indenture Trustee shall promptly furnish the Owner Trustee a list of Noteholders as of the date specified by the Owner Trustee.

                  (b) The Servicer will deliver to the Owner Trustee, the Indenture Trustee and each Rating Agency promptly after having obtained knowledge thereof, but in no event later than five (5) Business Days thereafter, written notice in an Officer's Certificate of any event which with the giving of notice or lapse of time, or both, would become an Event of Servicing Termination under Section 8.1. The Seller will deliver to the Owner Trustee, the Indenture Trustee and each Rating Agency promptly after having obtained knowledge thereof, but in no event later than five (5) Business Days thereafter, written notice in an Officer's Certificate of any event which with the giving of notice or lapse of time, or both, would become an Event of Servicing Termination under clause
(a)(ii) of Section 8.1.

                  (c) To the extent directed by the Administrator, the Servicer shall prepare, execute and deliver all certificates or other documents required to be delivered by the Trust pursuant to the Sarbanes-Oxley Act of 2002 or the rules and regulations promulgated pursuant thereto, for so long as such laws, rules and regulations are in effect.

                  SECTION 3.11 Annual Independent Certified Public Accountant's Report. The Servicer will cause a firm of independent certified public accountants, who may also render other services to the Servicer or to the Seller or to Ford Credit, to deliver to the Owner Trustee and the Indenture Trustee on or before April 30 of each year beginning April 30, 2004 with respect to the prior calendar year a report addressed to the board of directors of the Servicer and to the Owner Trustee and the Indenture Trustee, to the effect that such firm has audited the financial statements of the Servicer and issued its report thereon and that such audit (1) was made in accordance with generally accepted auditing standards, (2) included tests relating to automotive loans serviced for others in accordance with the requirements of the Uniform Single Attestation Program for Mortgage Bankers (the "Program"), to the extent the procedures in such Program are applicable to the servicing obligations set forth in this Agreement, and (3) except as described in the report, disclosed no exceptions or errors in the records relating to automobile and light duty truck loans serviced for others that such firm is required to report under the Program.

                  The report will also indicate that the firm is independent of the Servicer within the meaning of the Code of Professional Ethics of the American Institute of Certified Public Accountants.

                  A copy of the report referred to in this Section 3.11 may be obtained by any Certificateholder by a request in writing to the Owner Trustee, or by any Noteholder or Person certifying that it is a Note Owner by a request in writing to the Indenture Trustee, in either case addressed to the applicable Corporate Trust Office.

                  SECTION 3.12 Access to Certain Documentation and Information Regarding Receivables. The Servicer will provide to the Certificateholders, the Indenture Trustee and the Noteholders access to the Receivable Files in such cases where the Certificateholders, the Indenture Trustee or the Noteholders are required by applicable statutes or regulations to review such documentation. Access will be afforded without charge, but only upon reasonable request and during the normal business hours at the respective offices of the Servicer. Nothing in this Section 3.12 will affect the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding the Obligors, and the failure of the Servicer to provide access to information as a result of such obligation will not constitute a breach of this Section 3.12. The Servicer will provide such information with respect to the Receivables as the Rating Agencies may reasonably request, including as soon as practicable a periodic report of the aggregate principal balance of Receivables which become Liquidated Receivables during each Collection Period.

                  SECTION 3.13 Servicer Expenses. The Servicer will be required to pay all expenses incurred by it in connection with its activities hereunder, including fees and disbursements of the Owner Trustee, independent accountants, taxes imposed on the Servicer and expenses incurred in connection with distributions and reports to Noteholders and Certificateholders.


                                   ARTICLE IV

                         DISTRIBUTIONS; RESERVE ACCOUNT;
                STATEMENTS TO NOTEHOLDERS AND CERTIFICATEHOLDERS

                  SECTION 4.1  Accounts.

                  (a) Collection Account. The Servicer will, prior to the Closing Date, establish and maintain a segregated trust account in the name "The Bank of New York as Indenture Trustee, as secured party for Ford Credit Auto Owner Trust 2003-A", at a Qualified Institution or Qualified Trust Institution (which will initially be the corporate trust department of The Bank of New York), that will be designated as the "Collection Account". Initially, the Collection Account will be account number 879358 and will include any successor or replacement accounts thereto. The Collection Account will be under the sole dominion and control of the Indenture Trustee; provided, that the Servicer may make deposits to and direct the Indenture Trustee in writing to make withdrawals from the Collection Account in accordance with the terms hereof. The Servicer may direct the Indenture Trustee to withdraw from the Collection Account and pay to the Servicer amounts received from or on behalf of Obligors on the Receivables that do not constitute Available Collections for any Collection Period or that were deposited to the Collection Account in error. The Collection Account and all amounts, securities, investments, financial assets and other property deposited in or credited to the Collection Account will be held by the Indenture Trustee as secured party for the benefit of the Noteholders and, after payment in full of the Notes, as agent of the Trust and as part of the Trust Property and all deposits to and withdrawals therefrom will be made subject to the terms hereof.

                  (b) Principal Distribution Account. The Servicer will, prior to the Closing Date, establish and maintain a segregated subaccount within the Collection Account at the bank or trust company then maintaining the Collection Account, which subaccount will be designated as the "Principal Distribution Account". The Principal Distribution Account is established and maintained solely for administrative purposes.

                  (c) Certificate Distribution Accounts. The Servicer will, prior to the Closing Date, establish and maintain two segregated trust accounts, each in the name "Wachovia Bank of Delaware, National Association as Owner Trustee" at a Qualified Institution or Qualified Trust Institution (initially the corporate trust department of Wachovia Bank of Delaware, National Association), that will be designated as the "Certificate Interest Distribution Account" and the "Certificate Principal Distribution Account", respectively. Each Certificate Distribution Account will be under the sole dominion and control of the Owner Trustee. All monies deposited from time to time in each Certificate Distribution Account pursuant to this Agreement and the Indenture will be held by the Owner Trustee as part of the Trust Property and will be applied as provided in this Agreement.

                  (d) Payahead Account. The Servicer will, prior to the Closing Date, establish and maintain a segregated trust account in the name of "The Bank of New York as Indenture Trustee" at a Qualified Institution or Qualified Trust Institution (initially the corporate trust department of The Bank of New York), that will be designated as the "Payahead Account". The Payahead Account will be held in trust for the benefit of the Obligors. The Payahead Account will be under the sole dominion and control of the Indenture Trustee; provided that the Servicer may make deposits to and direct the Indenture Trustee in writing to make withdrawals from the Payahead Account subject to the terms hereof. The Payahead Account will not be a part of the Trust Property.

                  (e)(i) Reserve Account. The Seller will, prior to the Closing Date, establish and maintain an account in the name "The Bank of New York as Indenture Trustee, as secured party for Ford Credit Auto Owner Trust 2003-A" at a Qualified Institution or Qualified Trust Institution, that will be designated as the "Reserve Account"(and together with the Collection Account, including the Principal Distribution Account, the "Trust Accounts" and together with the Payahead Account and the Certificate Distribution Accounts, the "2003-A Bank Accounts"). Initially the Reserve Account will be account number 879359 and will include any successor or replacement accounts thereto. The Reserve Account will be under the sole dominion and control of the Indenture Trustee; provided, that the Servicer may make deposits to and direct the Indenture Trustee in writing to make withdrawals from the Reserve Account subject to the terms hereof. The Reserve Account and all amounts, securities, investments, financial assets and other property deposited in or credited to the Reserve Account will be held by the Indenture Trustee as secured party for the benefit of the Noteholders and, after payment in full of the Notes, as agent of the Owner Trustee and as part of the Trust Property, and all deposits to and withdrawals therefrom will be made subject to the terms hereof. The Seller will be permitted to sell, transfer, convey or assign in any manner its rights in the Reserve Account under this Section 4.1(e), together with its rights to receive amounts under Section 4.7(c)(xii) of this Agreement and Sections 5.4(b)(xiv) and 8.2(c)(xii) of the Indenture, provided that each of the following is satisfied:

                  (1) the Rating Agency Confirmation has been obtained with respect to such action;

                  (2) such action will not, as evidenced by an Opinion of Counsel, cause the Issuer to be characterized for federal or any then Applicable Tax State income tax purposes as an association taxable as a corporation; and

                  (3) the transferee or assignee agrees in writing to take positions for federal and any Applicable Tax State income tax purposes consistent with the tax positions taken previously by the Seller.

                  (ii) Following the payment in full of the aggregate principal amount of the Notes and the Aggregate Certificate Balance and of all other amounts owing or to be distributed hereunder or under the Indenture or the Trust Agreement to Noteholders and Certificateholders and the termination of the Trust, the Indenture Trustee will distribute any remaining funds on deposit in the Reserve Account to the Seller.

                  (f) Compliance. Each of the 2003-A Bank Accounts will be established and maintained at a Qualified Institution or Qualified Trust Institution pursuant to an account agreement that specifies New York law as the governing law. The Servicer, with respect to the Collection Account, and the Seller, with respect to the Reserve Account, will ensure that the account agreement establishing the Collection Account and the Reserve Account, respectively, requires the Qualified Institution or Qualified Trust Institution maintaining such account to comply with entitlement orders (as defined in Article 8 of the UCC) originated by the Indenture Trustee without further consent of the Issuer for so long as the Notes are outstanding and to act as a securities intermediary in accordance with the terms of the UCC. All deposits to and withdrawals from the 2003-A Bank Accounts will be made only upon the terms and conditions of the Basic Documents.

                  (g) Maintenance of Accounts. If at any time an institution maintaining one of the 2003-A Bank Accounts ceases to be a Qualified Institution or Qualified Trust Institution, the Servicer, with respect to the Collection Account, including the Principal Distribution Account, the Certificate Distribution Accounts and the Payahead Account, and the Seller, with respect to the Reserve Account, will, with the Indenture Trustee's or Owner Trustee's assistance as necessary, within ten (10) Business Days (or such longer period not to exceed thirty (30) calendar days as to which each Rating Agency may consent), move such 2003-A Bank Account to a Qualified Institution or Qualified Trust Institution.

         SECTION 4.2 Investment of Funds on Deposit in the Reserve Account, the Collection Account and Payahead Account.

                  (a) On the Closing Date, the Seller will deposit the Reserve Initial Deposit into the Reserve Account from the net proceeds of the sale of the Securities. For so long as no Default or Event of Default has occurred and is continuing, funds on deposit in the Reserve Account will, to the extent permitted by applicable law, rules and regulations be invested, as directed by the Seller or by any Person appointed by the Seller, by the applicable Qualified Institution or Qualified Trust Institution maintaining such account in Permitted Investments without requiring any action from the Indenture Trustee. Funds on deposit in the Reserve Account may be invested in Permitted Investments that mature not later than the Business Day preceding the next Payment Date, and such Permitted Investments will be held to maturity; provided, however, that upon receipt of Rating Agency Confirmation, funds on deposit in the Reserve Account may be invested in Permitted Investments that will not mature prior to the next Payment Date and will not be sold or liquidated to meet any shortfalls that may occur. All interest and other income (net of losses and investment expenses) on funds on deposit in the Reserve Account will be deposited therein.

                  (b) For so long as no Default or Event of Default has occurred and is continuing, funds on deposit held in the Collection Account and the Payahead Account will, to the extent permitted by applicable law, rules and regulations, be invested, as directed in writing by the Servicer, by the Qualified Institution or Qualified Trust Institution maintaining such account in Permitted Investments that mature not later than the Business Day immediately prior to the Payment Date for the Collection Period to which such amounts relate and such Permitted Investments will be held to maturity. All interest and other income (net of losses and investment expenses) on funds on deposit in the Collection Account and the Payahead Account will be withdrawn from the Collection Account and the Payahead Account, as applicable, at the written direction of the Servicer and will be paid to the Servicer.

                  (c) Neither the Seller, with respect to the Reserve Account, nor the Servicer, with respect to the Collection Account or the Payahead Account, will direct the Qualified Institution or Qualified Trust Institution maintaining such account to make any investment of any funds or to sell any investment held in the Reserve Account or the Collection Account unless the security interest Granted and perfected in the Reserve Account and the Collection Account in favor of the Indenture Trustee will continue to be perfected in such investment or the proceeds of such sale, in either case without any further action by any Person. In connection with any direction by the Seller or the Servicer, as applicable, to make any such investment or sale, if requested by the Indenture Trustee (acting at the direction of not less than 50% of the Controlling Note Class), the Seller or the Servicer, as applicable, will deliver an Opinion of Counsel to the Indenture Trustee, to such effect.

                  (d) If (i) the Seller or the Servicer, as applicable, has failed to give investment directions for any funds on deposit in the Reserve Account, the Collection Account or the Payahead Account to the Qualified Institution or Qualified Trust Institution maintaining such accounts by 11:00 a.m. New York Time (or such other time as may be agreed by the Issuer and such Qualified Institution or Qualified Trust Institution) on the Business Day preceding each Payment Date, (ii) a Default or Event of Default has occurred and is continuing with respect to the Notes but the Notes have not been declared due and payable pursuant to Section 5.2 of the Indenture (notice of which will be provided to the Qualified Institution or Qualified Trust Institution maintaining the Reserve Account, the Collection Account and the Payahead Account by the Indenture Trustee) or (iii) the Notes have been declared due and payable following an Event of Default and amounts collected or received from the Indenture Trust Estate are being applied in accordance with Section 5.4 of the Indenture as if there had not been such a declaration (notice of which will be provided to the Qualified Institution or Qualified Trust Institution maintaining the Reserve Account, the Collection Account and the Payahead Account by the Indenture Trustee), the Qualified Institution or Qualified Trust Institution will, to the fullest extent practicable, invest and reinvest funds in the Reserve Account, the Collection Account and the Payahead Account in one or more Permitted Investments described in clause (b) of the definition thereof.

                  (e) With respect to funds on deposit in the Reserve Account, the Collection Account and the Payahead Account:

                         (1) any such funds or property in such accounts that is
                    a "financial asset" as defined in Section 8-102(a)(9) of the UCC will be physically delivered to, or credited to an account in the name of, the Qualified Institution or Qualified Trust Institution maintaining such account in accordance with such institution's customary procedures such that such institution establishes a "securities entitlement" in favor of the Indenture Trustee with respect thereto; and

                         (2) any  funds or  property  that  are held in  deposit
                    accounts will be held solely in the name of the Indenture Trustee at one or more depository institutions having the Required Rating and each such deposit account will be subject to the exclusive custody and control of the Indenture Trustee and the Indenture Trustee has sole signature authority with respect thereto.

                  (f) Except for any deposit accounts specified in clause (e)(2) above, the funds on deposit in the Reserve Account, the Collection Account and Payahead Account will only be invested in securities or in other assets which the Qualified Institution or Qualified Trust Institution maintaining such accounts agrees to treat as "financial assets" as defined in Section 8-102(a)(9) of the UCC.

                  SECTION 4.3  Remittances.

                  (a) Ford Credit will be required to remit payments it receives from or on behalf Obligors on the Receivables (including Payaheads but excluding payments on Purchased Receivables and amounts constituting the Supplemental Servicing Fee) to the Collection Account (1) within two Business Days of receipt, or (2) if Ford Credit's short term unsecured debt is rated at least "P-1" by Moody's, "A-1" by S&P and "F1" by Fitch Ratings, on the Business Day preceding each Payment Date (or, upon receipt of Rating Agency Confirmation, each Payment Date) (this clause (2) is referred to as the "Monthly Remittance Condition"); provided, however, if Ford Credit's short term debt rating does not satisfy the levels specified for the Monthly Remittance Condition for one or more of the Rating Agencies, Ford Credit may remit collections less frequently than daily, but not later than the Payment Date, if it provides to the Owner Trustee and Indenture Trustee written confirmation from each Rating Agency that rates Ford Credit lower than the rating required for the Monthly Remittance Condition that such alternative remittance schedule will not result in a downgrade or withdrawal by such Rating Agency of any of its ratings assigned to the Securities. If Ford Credit is not the Servicer or an Event of Servicing Termination occurs, the Servicer will be required to remit payments it receives from or on behalf of Obligors on the Receivables (including Payaheads but excluding payments on Purchased Receivables and amounts constituting the Supplemental Servicing Fee), to the Collection Account within two Business Days of receipt. Pending deposit into the Collection Account, such payments may be used by the Servicer at its own risk and for its own benefit and are not required to be segregated from its own funds.

                  (b) Subject to Section 4.3 (a), the Servicer will not be required to segregate or otherwise hold separate any Payaheads but will be required to remit Payaheads to the Collection Account in accordance with Section 4.7(a)(i). At any time that the Monthly Remittance Condition is not satisfied, the Servicer will deposit into the Payahead Account the amount of any Payaheads then held or received by it (which amount will be at least equal to the Payahead Balance as of the close of business on the last day of the immediately preceding Collection Period).

                  (c) The Trust and the Indenture Trustee will not be deemed to have knowledge of any failure to satisfy the Monthly Remittance Condition or any Event of Servicing Termination that would require remittances to the Collection Account within two Business Days of receipt unless the Trust or the Indenture Trustee has received notice of such event or circumstance from the Seller or the Servicer in an Officer's Certificate or from the Noteholders of Notes evidencing not less than 25% of the Note Balance of the Notes Outstanding or from the Certificateholders of Certificates evidencing not less than 25% of the Aggregate Certificate Balance or unless a Trustee Officer in the Corporate Trust Office with knowledge thereof and familiarity therewith has actual knowledge of such event or circumstance.

                  SECTION 4.4 Application of Collections. For the purposes of this Agreement, as of the close of business on the last day of each Collection Period, all collections for the Collection Period with respect to each Receivable (other than a Purchased Receivable) will be applied by the Servicer as follows:

                  (a) Payments by or on behalf of the Obligor that are not late fees, prepayment charges, or other administrative fees and expenses, or similar charges which constitute the Supplemental Servicing Fee will be applied first to reduce Outstanding Advances made with respect to such Receivable, as described in Sections 4.5(a) and (b) below; and

                  (b) Next, any excess will be applied (i) in the case of Simple Interest Receivables, to interest and principal on the Receivable in accordance with the Simple Interest Method and (ii) in the case of Actuarial Receivables, to the Scheduled Payment with respect to such Receivable and any remaining excess (except for partial prepayments that cause a reduction in the Obligor's periodic payment to below the Scheduled Payment as of the Cutoff Date) will be added to the Payahead Balance, and will be applied to prepay the Actuarial Receivable but only if the sum of such excess and the previous Payahead Balance are sufficient to prepay the Actuarial Receivable in full, otherwise such excess will constitute a Payahead, and will increase the Payahead Balance.

                  SECTION 4.5 Advances. (a) Actuarial Advances. As of the close of business on the last day of each Collection Period, if the payments by or on behalf of the Obligor on an Actuarial Receivable (other than a Purchased Receivable) after application under Section 4.4 (b) are less than the Scheduled Payment, whether as a result of any extension granted to the Obligor or otherwise, the Payahead Balance will be applied by the Indenture Trustee to the extent of the shortfall, and such Payahead Balance will be reduced accordingly. The Servicer will make an advance of any remaining shortfall (such amount, an "Actuarial Advance"), to the extent that the Servicer, in its sole discretion, determines that the Actuarial Advance will be recoverable from subsequent collections from the related obligor or any related Liquidation Proceeds. With respect to each Actuarial Receivable, the Actuarial Advance will increase Outstanding Actuarial Advances. Outstanding Actuarial Advances will be reduced by subsequent payments by or on behalf of the Obligor, collections of Liquidation Proceeds and any payments of the Purchase Amount. If the Servicer subsequently determines that an Outstanding Actuarial Advance with respect to any Actuarial Receivable will not be recoverable, the Servicer will be reimbursed from any collections made on other Receivables in the Trust, and Outstanding Actuarial Advances with respect to such Actuarial Receivable will be reduced accordingly.

     (b) Simple Interest Advances. (i) Advance by Servicer for early payment on Simple Interest Receivables. As of the close of business on the last day of each Collection Period, the Servicer will advance an amount equal to the amount of interest due on the Simple Interest Receivables at their respective APRs for the related Collection Period (assuming the Simple Interest Receivables pay on their respective due dates) minus the amount of interest actually received on the Simple Interest Receivables during the related Collection Period (such amount, a "Simple Interest Advance"). The Servicer will be entitled to recoup this Simple Interest Advance to the extent that subsequent payments of interest on any Simple Interest Receivables received in any Collection Period exceed one month's interest on the Simple Interest Receivable and will be entitled to all payments of interest in excess of one month's interest.

          (ii) Advance by Servicer for non-payment on Simple Interest Receivables. The Servicer will make a Simple Interest Advance on a Simple Interest Receivable for which no payment was received as of the close of business on the last day of each Collection Period to the extent that the Servicer, in its sole discretion, determines that the Simple Interest Advance will be recoverable from subsequent collections from the related obligor or any related Liquidation Proceeds. If the Servicer subsequently determines that such Simple Interest Advance will be not be recoverable from these sources, the Servicer will be entitled to recoup the Simple Interest Advance from any collections made on the other Receivables in the Trust.

          (iii) Mechanics. With respect to each Simple Interest Receivable, the Simple Interest Advance will increase Outstanding Simple Interest Advances. If such calculation results in a negative number, an amount equal to such negative number will be paid to the Servicer and the amount of Outstanding Simple Interest Advances will be reduced by such amount. The Servicer will deposit Simple Interest Advances into the Collection Account on the
     Business Day preceding the Payment Date or, with Rating Agency Confirmation, on such Payment Date.

          (iv) No Advances of Principal on Simple Interest Receivables. The Servicer will not make any advance in respect of principal of Simple Interest Receivables.

                  (c) Unreimbursable Advance by Servicer for full prepayment on a Receivable. If an Obligor prepays a Receivable in full, and the related contract did not require such Obligor to pay a full month's interest, for the month of prepayment, at the APR, the Servicer will make an unreimbursable advance of the amount of such interest.

                  (d) Payment of Advances from the Reserve Account. If the Servicer determines on or before any Determination Date that it is required to make an Advance and does not do so from its own funds, the Servicer will promptly instruct the Indenture Trustee in writing to withdraw funds, in an amount specified by the Servicer from funds in the Reserve Account and deposit them in the Collection Account to cover any shortfall. Such payment will be deemed to have been made by the Servicer pursuant to this Section 4.5 for purposes of making distributions pursuant to this Agreement, but will not otherwise satisfy the Servicer's obligation to deliver the amount of the Advances to the Indenture Trustee. The Servicer will replace any funds in the Reserve Account so used within two Business Days.

                  SECTION 4.6 Additional Deposits to the Collection Account and Withdrawals from the Reserve Account. (a) The Servicer will deposit into the Collection Account the aggregate Advances pursuant to Sections 4.5(a), (b) and
(c). The Servicer and the Seller will deposit into the Collection Account the aggregate Purchase Amounts with respect to Purchased Receivables and the Servicer will deposit into the Collection Account all amounts to be paid under
Section 9.1. All such deposits with respect to a Collection Period will be made, in immediately available funds, on the Business Day preceding the Payment Date (or, with Rating Agency Confirmation, on the Payment Date) related to such Collection Period.

                  (b) The Indenture Trustee will, on the Payment Date relating to each Collection Period, make withdrawals from the Reserve Account:

                    (i) first, in an amount equal to the Reserve Account Release
               Amount,

                    (ii) second, in an amount equal to the amount (if positive), calculated by the Servicer pursuant to Section 4.5(d),

                    (iii) third,  in an amount equal to the amount (if positive)
               calculated by the Servicer pursuant to Section 4.7(b)(ii),

                    (iv) fourth,  in an amount equal to the amount (if positive)
               calculated by the Servicer pursuant to the Section 4.7(b)(iii), and

                    (v) fifth in an amount  equal to the  amount  (if  positive)
               calculated by the Servicer pursuant to the Section 4.7(b)(iv), and, in each case, will deposit such funds in the Collection Account.

                  SECTION 4.7 Distributions. (a) On each Payment Date, the Indenture Trustee will cause to be made the following transfers and distributions in the amounts set forth in the Servicer's Certificate for such Payment Date:

                           (i) From the Payahead Account, or from the Servicer in accordance with Section 4.3, to the Collection Account, in immediately available funds, (x) the portion of Payaheads constituting Scheduled Payments or prepayments in full, required by Sections 4.4 and 4.5(a), and (y) the Payahead Balance, if any, relating to any Purchased Receivable.

                           (ii) From the Collection Account to the Payahead Account, or to the Servicer in accordance with Section 4.3, in immediately available funds, the aggregate Payaheads required by
         Section 4.4 for the Collection Period related to such Payment Date.

                           (iii) From the Collection Account to the Servicer, in immediately available funds, repayment of Outstanding Advances pursuant to Sections 4.5(a) and (b).

                  (b) Prior to each Payment Date, the Servicer will on or before each Determination Date calculate:

                           (i) the Available Collections, the Reserve Account Release Amount, the Available Funds, the Servicing Fee and all unpaid Servicing Fees from prior Collection Periods, if any, any Net Swap Payments, any Net Swap Receipts, any Swap Termination Payments, the Accrued Class A Note Interest, the First Priority Principal Distribution Amount, the Accrued Class B Note Interest, the Second Priority Principal Distribution Amount, the Accrued Class C Note Interest, the Third Priority Principal Distribution Amount, the Accrued Class D Certificate Interest and the Regular Principal Distribution Amount;

                           (ii) the difference, if any, between the Total Required Payment over the Available Funds;

                           (iii) if such Determination Date is the Determination Date immediately preceding the Final Scheduled Payment Date with respect to any Class of Notes or the Class D Certificates, the difference, if any, between (x) the amount required to pay such Class of Notes or the Class D Certificates in full in accordance with the priorities set forth in Sections 4.7(c) and (d), and (y) the sum of the Available Funds plus the amount calculated in accordance with clause
         (ii) above; and

                  (iv) (x) the sum of the Available Funds plus the amounts calculated in accordance with Section 4.7(b) (ii) and (iii) plus the amount remaining on deposit in the Reserve Account after the withdrawal of the amounts calculated in Section 4.7(b) (ii) and (iii), and (y) the amount required to pay the Servicing Fee and principal and interest of each Class of Notes and the Class D Certificates in full in accordance with the priorities set forth in Sections 4.7(c) and (d).

                  (c) On each Payment Date, the Servicer will instruct the Indenture Trustee (based on the information contained in the Servicer's Certificate delivered on or before the related Determination Date pursuant to
Section 3.9), to make the following withdrawals from the Collection Account and make deposits, distributions and payments, to the extent of funds on deposit in the Collection Account with respect to the Collection Period preceding such Payment Date (including funds, if any, deposited therein from the Reserve Account pursuant to Section 4.6(b) and from the Payahead Account pursuant to
Section 4.7(a)), in the following order of priority:

                           (i) first, to the Servicer, the Servicing Fee and all unpaid Servicing Fees from prior Collection Periods;

                           (ii) second, to the Swap Counterparties, the amount of any Net Swap Payments then due under the Interest Rate Swap Agreements (exclusive of any Swap Termination Payments);

                           (iii) third, with the same priority and pro rata, in accordance with the outstanding principal balance of the Class A Notes and the amount of any Swap Termination Payments due and payable by the Issuer to the Class A Swap Counterparties:

                                    (1) to the Noteholders of Class A Notes, the
                                    Accrued Class A Note Interest, and

                                    (2) to the Class A Swap Counterparties, any
                                    Swap Termination Payments due to them;

                  provided, that, if any amounts allocable to the Class A Notes are not needed to pay interest due on such Notes, such amounts will be applied to pay the portion, if any, of any Swap Termination Payments remaining unpaid to the Class A Swap Counterparties, and provided, further, that if there are not sufficient funds available to pay the entire amount of the Accrued Class A Note Interest, the amounts available will be applied to the payment of such interest on the Class A Notes on a pro rata basis;

                           (iv) fourth, to the Principal Distribution Account, the First Priority Principal Distribution Amount;

                           (v) fifth, with the same priority and pro rata, in accordance with the outstanding principal balance of the Class B Notes and the amount of any Swap Termination Payments due and payable by the Issuer to the Class B Swap Counterparty:

                                    (1) to the Noteholders of Class B Notes, the
                                    Accrued Class B Note Interest, and

                                    (2) to the Class B Swap Counterparty, any
                                    Swap Termination Payments due to it;

                  provided, that, if any amounts allocable to the Class B Notes are not needed to pay interest due on such Notes, such amounts will be applied to pay the portion, if any, of any Swap Termination Payments remaining unpaid to the Class B Swap Counterparty, and provided, further, that if there are not sufficient funds available to pay the entire amount of the Accrued Class B Note Interest, the amounts available will be applied to the payment of such interest on the Class B Notes on a pro rata basis;

                           (vi) sixth, to the Principal Distribution Account, the Second Priority Principal Distribution Amount, if any;

                           (vii) seventh, to the Noteholders of Class C Notes, the Accrued Class C Note Interest; provided that if there are not sufficient funds available to pay the entire amount of the Accrued Class C Note Interest, the amounts available will be applied to the payment of such interest on the Class C Notes on a pro rata basis;

                           (viii) eighth, to the Principal Distribution Account, the Third Priority Principal Distribution Amount, if any;

                           (ix) ninth, to the Certificate Interest Distribution Account, the Accrued Class D Certificate Interest;
                           (x) tenth, to the Reserve Account, the amount, if any, required to bring the amount in the Reserve Account up to the Specified Reserve Balance;

                           (xi) eleventh, to the Principal Distribution Account, the Regular Principal Distribution Amount; and

                           (xii) twelfth, to the Seller, any funds remaining on deposit in the Collection Account with respect to the Collection Period preceding such Payment Date.

                  Notwithstanding the foregoing, (A) following the occurrence and during the continuation of an Event of Default specified in Section 5.1(i), 5.1(ii), 5.1(iv) or 5.1(v) of the Indenture that has resulted in an acceleration of the Notes (including the occurrence of such an Event of Default following the occurrence of an Event of Default specified in Section 5.1(iii) of the Indenture that has resulted in an acceleration of the Notes), the Servicer will instruct the Indenture Trustee to transfer the funds on deposit in the Collection Account remaining after the distribution of amounts pursuant to Section 4.7(c) (i), (ii) and (iii) above to the Principal Distribution Account to the extent necessary to reduce the principal amount of all the Class A Notes to zero, and then after payment of amounts pursuant to Section 4.7(c)(v) above to the Principal Distribution Account to the extent necessary to reduce the principal amount of all the Class B Notes to zero, (B) following the occurrence and during the continuation of an Event of Default specified in Section 5.1(iii) of the Indenture that has resulted in an acceleration of the Notes, the Servicer will instruct the Indenture Trustee to transfer the funds on deposit in the Collection Account remaining after the distribution of amounts pursuant to
Section 4.7(c) (i), (ii), (iii), (iv), (v), (vi) and (vii) above to the Principal Distribution Account to the extent necessary to reduce the principal amount of all the Notes to zero, and (C) in the case of an event described in clause (A) or (B), the Certificateholders will not receive any distributions of principal or interest until the principal amount and accrued interest on all the Notes has been paid in full.

                  (d) On each Payment Date, the Servicer will instruct the Indenture Trustee (based on the information contained in the Servicer's Certificate delivered on or before the related Determination Date pursuant to
Section 3.9), to withdraw the funds on deposit in the Principal Distribution Account with respect to the Collection Period preceding such Payment Date and make distributions and payments in the following order of priority:

                           (i) first, to the Noteholders of the Class A-1 Notes in reduction of principal until the principal amount of the Outstanding Class A-1 Notes has been paid in full; provided that if there are not sufficient funds available to pay the principal amount of the Outstanding Class A-1 Notes in full, the amounts available will be applied to the payment of principal on the Class A-1 Notes on a pro rata basis;

                           (ii) second, to the Noteholders of the Class A-2 Notes in reduction of principal until the principal amount of the Outstanding Class A-2 Notes has been paid in full; provided that if there are not sufficient funds available to pay the principal amount of the Outstanding Class A-2 Notes in full, the amounts available will be applied to the payment of principal on the Class A-2 Notes on a pro rata basis based on the principal balances of the Class A-2a Notes and the Class A-2b Notes;

                           (iii) third, to the Noteholders of the Class A-3 Notes in reduction of principal until the principal amount of the Outstanding Class A-3 Notes has been paid in full; provided that if there are not sufficient funds available to pay the principal amount of the Outstanding Class A-3 Notes in full, the amounts available will be applied to the payment of principal on the Class A-3 Notes on a pro rata basis based on the principal balances of the Class A-3a Notes and the Class A-3b Notes;

                           (iv) fourth, to the Noteholders of the Class A-4 Notes in reduction of principal until the principal amount of the Outstanding Class A-4 Notes has been paid in full; provided that if there are not sufficient funds available to pay the principal amount of the Outstanding Class A-4 Notes in full, the amounts available will be applied to the payment of principal on the Class A-4 Notes on a pro rata basis based on the principal balances of the Class A-4a Notes and the Class A-4b Notes;

                           (v) fifth, to the Noteholders of the Class B Notes in reduction of principal until the principal amount of the Outstanding Class B Notes has been paid in full; provided that if there are not sufficient funds available to pay the principal amount of the Outstanding Class B Notes in full, the amounts available will be applied to the payment of principal on the Class B Notes on a pro rata basis;

                           (vi) sixth, to the Noteholders of the Class C Notes in reduction of principal until the principal amount of the Outstanding Class C Notes has been paid in full; provided that if there are not sufficient funds available to pay the principal amount of the Outstanding Class C Notes in full, the amounts available will be applied to the payment of principal on the Class C Notes on a pro rata basis;

                           (vii) seventh, to the Certificate Principal
         Distribution Account, in reduction of the Certificate Balance of the Class D Certificates, until the Certificate Balance of the Class D Certificates has been reduced to zero;

                           (viii) eighth, to the Seller, any funds remaining on deposit in the Principal Distribution Account.

                  SECTION 4.8 Net Deposits. Ford Credit may make the remittances pursuant to Sections 4.3(a) and 4.6(a), net of amounts to be distributed to Ford Credit pursuant to Section 4.7(c). Nonetheless, the Servicer will account for all of the above described remittances and distributions in the Servicer's Certificate as if the amounts were deposited and/or transferred separately.

                  SECTION 4.9 Statements to Noteholders and Certificateholders. On each Payment Date, the Servicer will provide to the Indenture Trustee (with copies to the Rating Agencies, the Swap Counterparties and each Note Paying Agent) for the Indenture Trustee to forward to each Noteholder of record as of the most recent Record Date (which delivery by the Indenture Trustee to the Noteholders may be made by making such statement available to the Noteholders through the Indenture Trustee's website, which initially is located at www.absreporting.com and to the Owner Trustee (with copies to the Rating Agencies and to each Certificate Paying Agent) for the Owner Trustee to forward to each Certificateholder of record as of the most recent Record Date a statement based on information in the Servicer's Certificate furnished pursuant to Section 3.9, setting forth for the Collection Period relating to such Payment Date the following information as to the Securities to the extent applicable:

                           (i) the amount of such distribution allocable to principal allocable to each Class of Securities;

                           (ii) the amount of such distribution allocable to interest allocable to each Class of Securities;

                           (iii) the amount of such distribution allocable to draws from the Reserve Account, if any;

                           (iv) the Pool Balance as of the close of business on the last day of the preceding Collection Period;

                           (v) the Specified Overcollateralization Amount and the Specified Credit Enhancement Amount as of such Payment Date;

                           (vi) the amount of the Servicing Fee paid to the Servicer with respect to the related Collection Period and the amount of any unpaid Servicing Fees and the change in such amount from that of the prior Payment Date;

                           (vii) the amounts of the Noteholders' Interest Carryover Shortfall and the Certificateholders' Interest Carryover Shortfall, if any, on such Payment Date and the change in such amounts from the preceding Payment Date;

                           (viii) the aggregate outstanding principal amount of each Class of Notes, the Note Pool Factor for each Class of Notes, the Certificate Balance of the Class D Certificates and the Certificate Pool Factor of the Class D Certificates as of such Payment Date;

                           (ix) the amount of any previously due and unpaid payment of principal of the Notes or of the Certificate Balance, as applicable, and the change in such amount from that of the prior Payment Date;

                           (x) the balance of the Reserve Account on such Payment Date, after giving effect to distributions made on such Payment Date and the change in such balance from the preceding Payment Date;

                           (xi) the amount of the aggregate Realized Losses, if any, with respect to the related Collection Period;

                           (xii) the aggregate Purchase Amount of Receivables repurchased by the Seller or purchased by the Servicer, if any, with respect to the related Collection Period; and

                           (xiii) the amount of Advances, if any, on such Payment Date (stating separately the amount of Actuarial Advances and Simple Interest Advances).

                  Each amount set forth on the Payment Date statement pursuant to clauses (i), (ii), (vii) and (ix) above will be expressed as a dollar amount per $1,000 of original principal amount or original Certificate Balance of a Note or a Certificate, as applicable.


                                    ARTICLE V

                              Intentionally Omitted


                                   ARTICLE VI

                                   THE SELLER

                  SECTION 6.1 Representations and Warranties of Seller. The Seller makes the following representations and warranties on which the Issuer will be deemed to have relied in acquiring the Trust Property. The representations and warranties speak as of the execution and delivery of this Agreement and will survive the conveyance of the Trust Property to the Issuer and the pledge thereof by the Issuer to the Indenture Trustee pursuant to the
Indenture:

                  (a) Organization and Good Standing. The Seller has been duly organized and is validly existing as a limited liability company in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and had at all relevant times, and will have, power, authority and legal right to acquire and own the Receivables.

                  (b) Due Qualification. The Seller is duly qualified to do business as a foreign limited liability company in good standing, and has obtained all necessary licenses and approvals in all jurisdictions (including Pennsylvania) in which the ownership or lease of property or the conduct of its business requires such qualifications.

                  (c) Power and Authority. The Seller has the power and authority to execute and deliver this Agreement and the other Basic Documents to which it is a party and to carry out their respective terms. The Seller has full power and authority to convey and assign the property to be conveyed and assigned to and deposited with the Issuer and has duly authorized such conveyance and assignment to the Issuer by all necessary action; and the execution, delivery, and performance of this Agreement and the other Basic Documents to which it is a party have been duly authorized, executed and delivered by the Seller by all necessary action.

                  (d) Valid Conveyance; Binding Obligation. This Agreement evidences a valid sale, transfer, assignment and conveyance of the Receivables and the other Trust Property conveyed by the Seller to the Issuer hereunder, enforceable against creditors of and purchasers from the Seller; and this Agreement and the other Basic Documents to which the Seller is a party constitute legal, valid, and binding obligations of the Seller, enforceable against the Seller in accordance with their respective terms, subject, as to enforceability, to applicable bankruptcy, insolvency, reorganization, conservatorship, receivership, liquidation and other similar laws and to general equitable principles.

                  (e) No Violation. The consummation of the transactions contemplated by this Agreement and the other Basic Documents to which the Seller is a party and the fulfillment of the terms hereof and thereof will not conflict with, result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time or both) a default under the Certificate of Formation or Limited Liability Company Agreement, any indenture, mortgage, deed of trust, loan agreement, guarantee, lease financing agreement or similar agreement or instrument to which the Seller is a party or by which the Seller is bound; nor result in the creation or imposition of any lien, charge or encumbrance upon any of its properties pursuant to the terms of any such indenture, mortgage, deed of trust, loan agreement, guarantee, lease financing agreement or similar agreement or instrument; nor violate any law or, to the best of the Seller's knowledge, any order, rule, or regulation applicable to the Seller of any federal or State regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over the Seller or its properties.

                  (f) No Proceedings. There are no proceedings or investigations pending, or, to the Seller's best knowledge, threatened, before any court, regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over the Seller or its properties: (i) asserting the invalidity of this Agreement, the Indenture, any of the other Basic Documents or the Securities, (ii) seeking to prevent the issuance of the Securities or the consummation of any of the transactions contemplated by this Agreement, the Indenture or any of the other Basic Documents, (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Seller of its obligations under, or the validity or enforceability of, this Agreement, the Indenture, any of the other Basic Documents or the Securities, or
(iv) relating to the Seller that might adversely affect the federal or Applicable Tax State income, excise, franchise or similar tax attributes of the Securities.

                  (g) Valid Security Interest. This Agreement creates a valid and continuing security interest (as defined in the applicable UCC) in the Receivables, in favor of the Issuer which security interest is prior to all other Liens and is enforceable as such as against all other creditors of and purchasers from the Seller.

                  SECTION 6.2 Liability of Seller; Indemnities. The Seller will be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Seller under this Agreement, and hereby agrees to the following:

                  (a) The Seller will indemnify, defend, and hold harmless the Issuer, the Owner Trustee and the Indenture Trustee from and against any taxes that may at any time be asserted against any such Person with respect to, and as of the date of, the conveyance of the Receivables to the Issuer or the issuance and original sale of the Securities, including any sales, gross receipts, general corporation, tangible personal property, privilege, or license taxes (but, in the case of the Issuer, not including any taxes asserted with respect to ownership of the Receivables or federal or other Applicable Tax State income taxes arising out of the transactions contemplated by this Agreement and the other Basic Documents) and costs and expenses in defending against the same.

                  (b) The Seller will indemnify, defend, and hold harmless the Issuer, the Owner Trustee, the Indenture Trustee, the Noteholders and the Certificateholders from and against any loss, liability or expense incurred by reason of (i) the Seller's willful misfeasance, bad faith, or negligence (other than errors in judgment) in the performance of its duties under this Agreement, or by reason of reckless disregard of its obligations and duties under this Agreement and (ii) the Seller's violation of federal or State securities laws in connection with the registration or the sale of the Securities.

                  (c) The Seller will indemnify, defend and hold harmless the Owner Trustee and the Indenture Trustee and their respective officers, directors, employees and agents from and against all costs, expenses, losses, claims, damages and liabilities arising out of or incurred in connection with the acceptance or performance of the trusts and duties contained herein and in the Trust Agreement, in the case of the Owner Trustee, and in the Indenture, in the case of the Indenture Trustee, except to the extent that such cost, expense, loss, claim, damage or liability: (i) in the case of the Owner Trustee, is due to the willful misfeasance, bad faith or negligence (except for errors in judgment) of the Owner Trustee or, in the case of the Indenture Trustee, is due to the willful misfeasance, bad faith or negligence (except for errors in judgment) of the Indenture Trustee; or (ii) in the case of the Owner Trustee arises from the breach by the Owner Trustee of any of its representations or warranties set forth in Section 7.3 of the Trust Agreement or (iii) in the case of the Indenture Trustee arises from the breach by the Indenture Trustee of any of its representations and warranties set forth in the Indenture.

                  (d) The Seller will pay any and all taxes levied or assessed upon all or any part of the Owner Trust Estate.

                  (e) The Seller will defend, indemnify, and hold harmless the Issuer from and against any and all costs, expenses, losses, damages, claims and liabilities, arising out of or resulting from the failure of a Receivable to be originated in compliance with all requirements of law and for any breach of any of the Seller's representations and warranties as set forth in Section 2.2, provided, that any indemnification amounts owed pursuant to this Section 6.2 with respect to a Receivable will give effect to and not be duplicative of the Purchase Amount paid by the Seller pursuant to Section 2.3 hereof.

                  (f) Indemnification under this Section 6.2 will survive the resignation or removal of the Owner Trustee or the Indenture Trustee and the termination of this Agreement and will include, without limitation, reasonable fees and expenses of counsel and expenses of litigation. If the Seller has made any indemnity payments pursuant to this Section 6.2 and the Person to or on behalf of whom such payments are made thereafter collects any of such amounts from others, such Person will promptly repay such amounts to the Seller, without interest.

                  (g) The Seller's obligations under this Section 6.2 are obligations solely of the Seller and will not constitute a claim against the Seller to the extent that the Seller does not have funds sufficient to make payment of such obligations. In furtherance of and not in derogation of the foregoing, the Issuer, the Servicer, the Indenture Trustee and the Owner Trustee, by entering into or accepting this agreement, acknowledge and agree that they have no right, title or interest in or to the Other Assets of the Seller. To the extent that, notwithstanding the agreements and provisions contained in the preceding sentence, the Issuer, Servicer, Indenture Trustee or Owner Trustee either (i) asserts an interest or claim to, or benefit from, Other Assets, or (ii) is deemed to have any such interest, claim to, or benefit in or from Other Assets, whether by operation of law, legal process, pursuant to applicable provisions of insolvency laws or otherwise (including by virtue of Section 1111(b) of the Bankruptcy Code or any successor provision having similar effect under the Bankruptcy Code), then such Issuer, Servicer, Indenture Trustee or Owner Trustee further acknowledges and agrees that any such interest, claim or benefit in or from Other Assets is and will be expressly subordinated to the indefeasible payment in full, which, under the terms of the relevant documents relating to the securitization or conveyance of such Other Assets, are entitled to be paid from, entitled to the benefits of, or otherwise secured by such Other Assets (whether or not any such entitlement or security interest is legally perfected or otherwise entitled to a priority of distributions or application under applicable law, including insolvency laws, and whether or not asserted against the Seller), including the payment of post-petition interest on such other obligations and liabilities. This subordination agreement will be deemed a subordination agreement within the meaning of Section 510(a) of the Bankruptcy Code. The Issuer, Servicer, Indenture Trustee and Owner Trustee each further acknowledges and agrees that no adequate remedy at law exists for a breach of this Section 6.2(g) and the terms of this Section 6.2(g) may be enforced by an action for specific performance. The provisions of this Section 6.2(g) will be for the third party benefit of those entitled to rely thereon and will survive the termination of this Agreement.

                  SECTION 6.3 Merger or Consolidation of, or Assumption of the Obligations of, Seller. Any Person (i) into which the Seller may be merged or consolidated, (ii) resulting from any merger, conversion, or consolidation to which the Seller is a party, (iii) succeeding to the business of the Seller, or
(iv) more than 50% of the voting stock or voting power and 50% or more of the economic equity of which is owned directly or indirectly by Ford Motor Company, which Person in any of the foregoing cases executes an agreement of assumption to perform every obligation of the Seller under this Agreement, will be the successor to the Seller under this Agreement without the execution or filing of any document or any further act on the part of any of the parties to this Agreement; provided, however, that (x) the Seller has delivered to the Owner Trustee and the Indenture Trustee an Officer's Certificate and an Opinion of Counsel each stating that such merger, conversion, consolidation or succession and such agreement of assumption comply with this Section 6.3 and that all conditions precedent, if any, provided for in this Agreement relating to such transaction have been complied with and (y) the Seller has delivered to the Owner Trustee and the Indenture Trustee an Opinion of Counsel either (A) stating that, in the opinion of such counsel, all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary fully to preserve and protect the interest of the Issuer and the Indenture Trustee, respectively, in the Receivables and the other Trust Property, and reciting the details of such filings, or (B) stating that, in the opinion of such counsel, no such action is necessary to preserve and protect such interest. The Seller will provide notice of any merger, conversion, consolidation, or succession pursuant to this Section 6.3 to the Rating Agencies. Notwithstanding anything herein to the contrary, the execution of the foregoing agreement of assumption and compliance with clauses (x) and (y) of this Section 6.3 will be conditions to the consummation of the transactions referred to in clauses (i), (ii) or (iii) of this Section 6.3.

                  SECTION 6.4 Limitation on Liability of Seller and Others. The Seller and any officer or employee or agent of the Seller may rely in good faith on the advice of counsel or on any document of any kind, prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Seller will not be under any obligation to appear in, prosecute, or defend any legal action that is not incidental to its obligations under this Agreement, and that in its opinion may involve it in any expense or liability.

                  SECTION 6.5 Seller May Own Securities. The Seller, and any Affiliate of the Seller, may in its individual or any other capacity become the owner or pledgee of Securities with the same rights as it would have if it were not the Seller or an Affiliate thereof, except as otherwise expressly provided herein or in the other Basic Documents. Except as set forth herein or in the other Basic Documents, Securities so owned by or pledged to the Seller or any such Affiliate will have an equal and proportionate benefit under the provisions of this Agreement and the other Basic Documents, without preference, priority, or distinction as among all of the Securities.


                                   ARTICLE VII

                                  THE SERVICER

                  SECTION 7.1 Representations of Servicer. The Servicer makes the following representations on which the Issuer is deemed to have relied in acquiring the Trust Property. The representations speak as of the execution and delivery of this Agreement and will survive the conveyance of the Trust Property to the Issuer and the pledge thereof by the Issuer pursuant to the Indenture:

                  (a) Organization and Good Standing. The Servicer has been duly organized and is validly existing as a corporation in good standing under the laws of the State of its incorporation, with power and authority to own its properties and to conduct its business in each jurisdiction in the United States of America in which the conduct of its business or the ownership of its properties requires such qualifications, and had at all relevant times, and has, the power, authority, and legal right to acquire, own, sell and service the Receivables and to hold the Receivable Files as custodian on behalf of the Issuer and the Indenture Trustee.

                  (b) Due Qualification. The Servicer is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business (including the servicing of the Receivables as required by this Agreement) require such qualifications.

                  (c) Power and Authority. The Servicer has the power and authority to execute and deliver this Agreement and the other Basic Documents to which it is a party and to carry out their respective terms, and the execution, delivery and performance of this Agreement and the other Basic Documents to which it is a party have been duly authorized, executed and delivered by the Servicer by all necessary corporate action.

                  (d) Binding Obligation. This Agreement and the other Basic Documents to which the Servicer is a party constitute legal, valid, and binding obligations of the Servicer, enforceable against the Servicer in accordance with their respective terms, subject, as to enforceability, to applicable bankruptcy, insolvency, reorganization, conservatorship, receivership, liquidation and other similar laws and to general equitable principles.

                  (e) No Violation. The consummation of the transactions contemplated by this Agreement and the other Basic Documents to which the Servicer is a party and the fulfillment of the terms hereof and thereof will not conflict with, result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time or both) a default under (in each case material to the Servicer and its subsidiaries considered as a whole), the articles of incorporation or by-laws of the Servicer, or any indenture, mortgage, deed of trust, loan agreement, guarantee, lease financing agreement or similar agreement or instrument to which the Servicer is a party or by which it is bound, nor result in the creation or imposition of any lien, charge or encumbrance (in each case material to the Servicer and its subsidiaries considered as a whole) upon any of its properties pursuant to the terms of any such indenture, mortgage, deed of trust, loan agreement, guarantee, lease financing agreement or similar agreement or instrument (other than this Agreement); nor violate any law or, to the best of the Servicer's knowledge, any order, rule, or regulation applicable to the Servicer of any court or any federal or State regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over the Servicer or its properties.

                  (f) No Proceedings. There are no proceedings or investigations pending, or, to the Servicer's best knowledge, threatened, before any court, regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over the Servicer or its properties: (i) asserting the invalidity of this Agreement, the Indenture, any of the other Basic Documents or the Securities, (ii) seeking to prevent the issuance of the Securities or the consummation of any of the transactions contemplated by this Agreement, the Indenture or any of the other Basic Documents, (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Servicer of its obligations under, or the validity or enforceability of, this Agreement, the Indenture, any of the other Basic Documents or the Securities, or
(iv) relating to the Servicer that might adversely affect the federal or Applicable Tax State income, excise, franchise or similar tax attributes of the Securities.

                  SECTION 7.2 Indemnities of Servicer. The Servicer will be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Servicer under this Agreement, and hereby agrees to the following:

                  (a) The Servicer will defend, indemnify and hold harmless the Issuer, the Owner Trustee, the Indenture Trustee, the Noteholders, the Certificateholders and the Seller from and against any and all costs, expenses, losses, damages, claims and liabilities, arising out of or resulting from the use, ownership or operation by the Servicer or any Affiliate thereof of a Financed Vehicle.

                  (b) The Servicer will indemnify, defend and hold harmless the Issuer, the Owner Trustee and the Indenture Trustee from and against any taxes that may at any time be asserted against any such Person with respect to the transactions contemplated herein or in the other Basic Documents, if any, including, without limitation, any sales, gross receipts, general corporation, tangible personal property, privilege, or license taxes (but, in the case of the Issuer, not including any taxes asserted with respect to, and as of the date of, the conveyance of the Receivables to the Issuer or the issuance and original sale of the Securities, or asserted with respect to ownership of the Receivables, or federal or other Applicable Tax State income taxes arising out of the transactions contemplated by this Agreement and the other Basic Documents) and costs and expenses in defending against the same.

                  (c) The Servicer will indemnify, defend and hold harmless the Issuer, the Owner Trustee, the Indenture Trustee, the Noteholders, the Certificateholders and the Seller from and against any and all costs, expenses, losses, claims, damages, and liabilities to the extent that such cost, expense, loss, claim, damage, or liability arose out of, or was imposed upon any such Person through, the negligence, willful misfeasance, or bad faith (other than errors in judgment) of the Servicer in the performance of its duties under this Agreement or any other Basic Document to which it is a party, or by reason of reckless disregard of its obligations and duties under this Agreement or any other Basic Document to which it is a party.

                  (d) The Servicer will indemnify, defend, and hold harmless the Owner Trustee and the Indenture Trustee, as applicable, from and against all costs, expenses, losses, claims, damages, and liabilities arising out of or incurred in connection with the acceptance or performance of the trusts and duties contained herein and in the other Basic Documents, if any, except to the extent that such cost, expense, loss, claim, damage, or liability: (i) is due to the willful misfeasance, bad faith, or negligence (except for errors in judgment) of the Owner Trustee or the Indenture Trustee, as applicable; (ii) in the case of the Owner Trustee, arises from the Owner Trustee's breach of any of its representations or warranties set forth in Section 7.3 of the Trust Agreement or, in the case of the Indenture Trustee, from the Indenture Trustee's breach of any of its representations or warranties set forth in the Indenture; or (iii) in the case of the Indenture Trustee, arises out of or is incurred in connection with the performance by the Indenture Trustee of the duties of a Successor Servicer hereunder.

                  For purposes of this Section 7.2, in the event of the termination of the rights and obligations of Ford Credit (or any successor thereto pursuant to Section 8.2) as Servicer pursuant to Section 8.1, or a resignation by such Servicer pursuant to this Agreement, such Servicer will be deemed to continue to be the Servicer pending appointment of a Successor Servicer (other than the Indenture Trustee) pursuant to Section 8.2.

                  (e) Indemnification under this Section 7.2 by Ford Credit (or any successor thereto pursuant to Section 8.2) as Servicer, with respect to the period such Person was (or was deemed to be) the Servicer, will survive the termination of such Person as Servicer or a resignation by such Person as Servicer as well as the termination of this Agreement or the resignation or removal of the Owner Trustee or the Indenture Trustee and will include reasonable fees and expenses of counsel and expenses of litigation. If the Servicer has made any indemnity payments pursuant to this Section 7.2 and the Person to or on behalf of whom such payments are made thereafter collects any of such amounts from others, such Person will promptly repay such amounts to the Servicer, without interest.

                  SECTION 7.3 Merger or Consolidation of, or Assumption of the Obligations of, Servicer. Any Person (i) into which the Servicer may be merged or consolidated, (ii) resulting from any merger, conversion, or consolidation to which the Servicer is a party, (iii) succeeding to the business of the Servicer, or (iv) so long as Ford Credit acts as Servicer, any company or other business entity of which Ford Motor Company owns, directly or indirectly, more than 50% of the voting stock or voting power and 50% or more of the economic equity, which Person in any of the foregoing cases executes an agreement of assumption to perform every obligation of the Servicer under this Agreement, will be the successor to the Servicer under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties to this Agreement; provided, however, that (x) the Servicer has delivered to the Owner Trustee and the Indenture Trustee an Officer's Certificate and an Opinion of Counsel each stating that such merger, conversion, consolidation, or succession and such agreement of assumption comply with this Section 7.3 and that all conditions precedent provided for in this Agreement relating to such transaction have been complied with and (y) the Servicer has delivered to the Owner Trustee and the Indenture Trustee an Opinion of Counsel either (A) stating that, in the opinion of such counsel, all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary fully to preserve and protect the interest of the Issuer and the Indenture Trustee, respectively, in the Receivables, and reciting the details of such filings, or
(B) stating that, in the opinion of such counsel, no such action is necessary to preserve and protect such interests. The Servicer will provide notice of any merger, conversion, consolidation or succession pursuant to this Section 7.3 to the Rating Agencies. Notwithstanding anything herein to the contrary, the execution of the foregoing agreement or assumption and compliance with clauses
(x) and (y) of this Section 7.3 will be conditions to the consummation of the transactions referred to in clauses (i), (ii), or (iii) this Section 7.3.

                  SECTION 7.4 Limitation on Liability of Servicer and Others.
(a) Neither the Servicer nor any of the directors or officers or employees or agents of the Servicer will be under any liability to the Issuer, the Noteholders or the Certificateholders, except as provided under this Agreement, for any action taken or for refraining from the taking of any action pursuant to this Agreement or for errors in judgment; provided, however, that this provision will not protect the Servicer or any such Person against any liability that would otherwise be imposed by reason of willful misfeasance or bad faith in the performance of duties or by reason of reckless disregard of obligations and duties under this Agreement, or by reason of negligence in the performance of its duties under this Agreement (except for errors in judgment). The Servicer and any director, officer or employee or agent of the Servicer may rely in good faith on any Opinion of Counsel or on any Officer's Certificate of the Seller or certificate of auditors believed to be genuine and to have been signed by the proper party in respect of any matters arising under this Agreement.

                  (b) Except as provided in this Agreement, the Servicer will not be under any obligation to appear in, prosecute, or defend any legal action that is not incidental to its duties to service the Receivables in accordance with this Agreement, and that in its opinion may involve it in any expense or liability; provided, however, that the Servicer may undertake any reasonable action that it may deem necessary or desirable in respect of this Agreement and the rights and duties of the parties to this Agreement and the interests of the Noteholders and Certificateholders under this Agreement. In such event, the legal expenses and costs of such action and any liability resulting therefrom will be expenses, costs and liabilities of the Servicer.

                  SECTION 7.5 Delegation of Duties. So long as Ford Credit acts as Servicer, the Servicer may at any time without notice or consent delegate some of or substantially all of its duties under this Agreement to Ford Motor Company or any company or other business entity of which Ford Motor Company owns, directly or indirectly, more than 50% of the voting stock or voting power and 50% or more of the economic equity. The Servicer may at any time perform specific duties as servicer under the Agreement through sub-contractors; provided that no such delegation or subcontracting will relieve the Servicer of its responsibilities with respect to such duties as to which the Servicer will remain primarily responsible with respect thereto and the Servicer will be solely responsible for the fees of any such sub-contractors.

                  SECTION 7.6 Ford Credit Not to Resign as Servicer. Subject to the provisions of Section 7.3, Ford Credit will not resign from the obligations and duties hereby imposed on it as Servicer under this Agreement except upon determination that the performance of its duties under this Agreement is no longer permissible under applicable law. Notice of any such determination permitting the resignation of Ford Credit will be communicated to the Owner Trustee and the Indenture Trustee at the earliest practicable time (and, if such communication is not in writing, will be confirmed in writing at the earliest practicable time) and any such determination will be evidenced by an Opinion of Counsel to such effect delivered to the Owner Trustee and the Indenture Trustee concurrently with or promptly after such notice. No such resignation will become effective until the Indenture Trustee or a Successor Servicer has (i) taken the actions required by Section 8.1(b), (ii) assumed the responsibilities and obligations of Ford Credit in accordance with Section 8.2 and (iii) become the Administrator under the Administration Agreement pursuant to Section 9 thereof.

                  SECTION 7.7 Servicer May Own Securities. The Servicer, and any Affiliate of the Servicer, may, in its individual or any other capacity, become the owner or pledgee of Securities with the same rights as it would have if it were not the Servicer or an Affiliate thereof, except as otherwise expressly provided herein or in the other Basic Documents. Except as set forth herein or in the other Basic Documents, Securities so owned by or pledged to the Servicer or such Affiliate will have an equal and proportionate benefit under the provisions of this Agreement, without preference, priority or distinction as among all of the Securities.


                                  ARTICLE VIII

                              SERVICING TERMINATION

                  SECTION 8.1 Events of Servicing Termination. (a) If any one of the following events ("Events of Servicing Termination") occur and be continuing:

                  (i) Any failure by the Servicer or the Seller to deliver to the Owner Trustee or the Indenture Trustee any proceeds or payment required to be so delivered under the terms of the Securities and this Agreement that continues unremedied for a period of three (3) Business Days after written notice of such failure is received by the Servicer or the Seller, as the case may be, from the Owner Trustee or the Indenture Trustee or after discovery of such failure by an officer of the Servicer or the Seller, as the case may be; or

                  (ii) Failure on the part of the Servicer or the Seller duly to observe or to perform in any material respect any other covenants or agreements of the Servicer or the Seller, as the case may be, set forth in the Securities or in this Agreement, which failure (a) materially and adversely affects the rights of Noteholders or Certificateholders and (b) continues unremedied for a period of ninety (90) days after the date on which written notice of such failure, requiring the same to be remedied, has been given (1) to the Servicer or the Seller, as the case may be, by the Owner Trustee or the Indenture Trustee, or (2) to the Owner Trustee, the Indenture Trustee, the Seller and the Servicer by the Noteholders of Notes evidencing not less than 25% of the Note Balance of the Controlling Note Class or, if no Notes are outstanding, by Certificateholders of Certificates evidencing not less than 25% of the Certificate Balance of the Controlling Certificate Class; or

                  (iii) The entry of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver, or liquidator for the Servicer or the Seller in any insolvency, readjustment of debt, marshalling of assets and liabilities, or similar proceedings, or for the winding up or liquidation of its respective affairs, and the continuance of any such decree or order unstayed and in effect for a period of sixty (60) consecutive days; or

                  (iv) The consent by the Servicer or the Seller to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities, or similar proceedings of or relating to the Servicer of or relating to substantially all of its property; or the Servicer admits in writing its inability to pay its debts generally as they become due, files a petition to take advantage of any applicable insolvency or reorganization statute, makes an assignment for the benefit of its creditors, or voluntary suspends payment of its obligations or become insolvent;

then the Indenture Trustee will promptly notify each Rating Agency, and in each and every case, so long as an Event of Servicing Termination has not been remedied, either the Indenture Trustee or the Noteholders of Notes evidencing not less than a majority of the Note Balance of the Controlling Note Class (or, if no Notes are outstanding, the Owner Trustee or Certificates evidencing not less than a majority of the Certificate Balance of the Controlling Certificate Class), by notice given in writing to the Servicer (and to the Indenture Trustee and the Owner Trustee if given by the Noteholders and to the Owner Trustee if given by the Certificateholders) (with a copy in either case to the Rating Agencies) may terminate all of the rights and obligations of the Servicer under this Agreement. On or after the receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Securities or the Trust Property or otherwise, will pass to and be vested in the Indenture Trustee or such Successor Servicer as may be appointed under Section 8.2. In such event, the Indenture Trustee and the Owner Trustee are hereby authorized and empowered to execute and deliver, on behalf of the predecessor Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Receivables and related documents, or otherwise.

                  (b) Upon termination of the Servicer under Section 8.1(a), the predecessor Servicer will cooperate with the Indenture Trustee, the Owner Trustee and such Successor Servicer in effecting the termination of the responsibilities and rights of the predecessor Servicer under this Agreement, including the transfer to the Indenture Trustee or such Successor Servicer for administration of all cash amounts that are at the time held by the predecessor Servicer for deposit, or will thereafter be received with respect to a Receivable and the delivery of the Receivable Files and the related accounts and records maintained by the Servicer. All reasonable costs and expenses (including attorneys' fees) incurred in connection with transferring the Receivable Files to the Successor Servicer and amending this Agreement to reflect such succession as Servicer pursuant to this Section 8.1 will be paid by the predecessor Servicer upon presentation of reasonable documentation of such costs and expenses.

         SECTION 8.2 Appointment of Successor Servicer.

                  (a) Upon the Servicer's receipt of notice of termination pursuant to Section 8.1 or the Servicer's resignation in accordance with the terms of this Agreement, the predecessor Servicer will continue to perform its functions as Servicer under this Agreement, in the case of termination, only until the date specified in such termination notice or, if no such date is specified in a notice of termination, until receipt of such notice and, in the case of resignation, until the later of (x) the date 45 days from the delivery to the Indenture Trustee and the Owner Trustee of written notice of such resignation (or written confirmation of such notice) in accordance with the terms of this Agreement and (y) the date upon which the predecessor Servicer is unable to act as Servicer, as specified in the notice of resignation and accompanying Opinion of Counsel. If the Servicer resigns or is terminated hereunder, the Issuer will appoint a Successor Servicer, and the Successor Servicer will accept its appointment by a written assumption in form acceptable to the Owner Trustee and the Indenture Trustee (with a copy to each Rating Agency). If a Successor Servicer has not been appointed at the time when the predecessor Servicer ceases to act as Servicer in accordance with this Section 8.2, the Indenture Trustee without further action will automatically be appointed the Successor Servicer. Notwithstanding the above, the Indenture Trustee, if it is legally unable so to act, will appoint, or petition a court of competent jurisdiction to appoint, any established institution, having a net worth of not less than $100,000,000 and whose regular business will include the servicing of automotive receivables, as the successor to the Servicer under this Agreement.

                  (b) Upon appointment, the Successor Servicer will be the successor in all respects to the predecessor Servicer and will be subject to all the responsibilities, duties, and liabilities arising thereafter relating thereto placed on the predecessor Servicer, by the terms and provisions of this Agreement.

                  (c) In connection with such appointment, the Indenture Trustee may make such arrangements for the compensation of such Successor Servicer out of payments on Receivables as it and such Successor Servicer will agree; provided, however, that no such compensation will be in excess of the amount paid to the predecessor Servicer under this Agreement. The Indenture Trustee and such Successor Servicer will take such action, consistent with this Agreement, as will be necessary to effectuate any such succession.

                  SECTION 8.3 Repayment of Advances. The predecessor Servicer will be entitled to receive, to the extent of available funds, reimbursement for Outstanding Advances pursuant to Section 4.3 and 4.4, in the manner specified in
Section 4.6, with respect to all Advances made by the predecessor Servicer.

                  SECTION 8.4 Notification to Noteholders and
Certificateholders. Upon any termination of, or appointment of a successor to, the Servicer pursuant to this Article VIII, the Indenture Trustee will give prompt written notice thereof to Noteholders, and the Owner Trustee will give prompt written notice thereof to Certificateholders at their respective addresses of record and to each Rating Agency.

                  SECTION 8.5 Waiver of Past Events of Servicing Termination. The Noteholders of Notes evidencing not less than a majority of the Note Balance of the Controlling Note Class (or, if no Notes are outstanding, the Owner Trustee or Certificates evidencing not less than a majority of the Certificate Balance of the Controlling Certificate Class) may, on behalf of all Noteholders and Certificateholders, waive any Event of Servicing Termination hereunder and its consequences, except an event resulting from the failure to make any required deposits to or payments from any of the Trust Accounts, either Certificate Distribution Account or the Payahead Account in accordance with this Agreement. Upon any such waiver of a past Event of Servicing Termination, such Event of Servicing Termination will cease to exist, and will be deemed to have been remedied for every purpose of this Agreement. No such waiver will extend to any subsequent or other event or impair any right consequent thereon. The Issuer will provide written notice of any such waiver to the Rating Agencies.


                                   ARTICLE IX

                                   TERMINATION

                  SECTION 9.1 Optional Purchase of All Receivables. On the last day of any Collection Period as of which the Pool Factor is equal to or less than the Optional Purchase Percentage, the Servicer has the option to purchase the corpus of the Trust. To exercise such option, the Servicer will deposit pursuant to Section 4.5 into the Collection Account an amount equal to the aggregate Purchase Amount for the Receivables, plus the appraised value of any other property held by the Trust, such value to be determined by an appraiser mutually agreed upon by the Servicer, the Owner Trustee and the Indenture Trustee, and will succeed to all interests in and to the Trust. Notwithstanding the foregoing, the Servicer will not be permitted to exercise such option unless the amount to be deposited in the Collection Account pursuant to the preceding sentence is greater than or equal to the sum of the outstanding principal amount of the Securities and all accrued but unpaid interest (including any overdue interest) thereon. The amount deposited in the Collection Account pursuant to this Section 9.1 will be used on the next Payment Date to make payments in full to Noteholders and Certificateholders in the manner set forth in Article IV.

                  SECTION 9.2. Succession Upon Satisfaction and Discharge of Indenture. Following the satisfaction and discharge of the Indenture and the payment in full of the principal of and interest on the Notes, to the extent permitted by applicable law, the Indenture Trustee will continue to carry out its obligations hereunder as agent for the Owner Trustee, including without limitation making distributions from the Payahead Account and the Collection Account in accordance with Section 4.7 and making withdrawals from the Reserve Account in accordance with Section 4.1(e) and Section 4.6(b).


                                    ARTICLE X

                            MISCELLANEOUS PROVISIONS

                  SECTION 10.1 Amendment. (a) This Agreement may be amended by the Seller, the Servicer and the Issuer, with the consent of the Indenture Trustee and the Owner Trustee to the extent that their respective rights or obligations may be affected thereby (which consent may not be unreasonably withheld), but without the consent of any of the Noteholders, the Swap Counterparties or Certificateholders, to cure any ambiguity, to correct or supplement any provisions in this Agreement, or to add any provisions to or change or eliminate any provisions or to modify the rights of the Noteholders, the Swap Counterparties or Certificateholders; provided, however, that (i) such action will not, as evidenced by an Opinion of Counsel delivered to the Owner Trustee and the Indenture Trustee, materially and adversely affect the interests of any Noteholder or Certificateholder and (ii) either (x) such action will not, as evidenced by an Opinion of Counsel delivered to the Owner Trustee and the Indenture Trustee, adversely affect the rights or obligations of the Swap Counterparties under the Interest Rate Swap Agreements or modify the obligations of, or impair the ability of the Issuer to fully perform any of its obligations under, the Interest Rate Swap Agreements, or (y) the Swap Counterparties have consented thereto (which consent may not be unreasonably withheld and which consent will be deemed to have been given if the Swap Counterparties do not object in writing within ten (10) Business Days of receipt of a written request for such consent); and provided further that such action will not, as evidenced by an Opinion of Counsel, cause the Issuer to be characterized for federal or any then Applicable Tax State income tax purposes as an association taxable as a corporation.

                  (b) This Agreement may also be amended from time to time by the Seller, the Servicer and the Issuer, with the consent of the Swap Counterparties to the extent such amendment adversely affects the rights or obligations of the Swap Counterparties under the Interest Rate Swap Agreements or modifies the obligations of, or impairs the ability of the Issuer to fully perform any of its obligations under the Interest Rate Swap Agreements (which consent may not be unreasonably withheld and which consent will be deemed to have been given if the Swap Counterparties do not object in writing within ten
(10) Business Days of receipt of a written request for such consent), and with the consent of the Owner Trustee to the extent that its rights or obligations may be affected thereby (which consent may not be unreasonably withheld) and with the consent of (i) the Indenture Trustee, to the extent that its rights or obligations would be affected by such amendment, (ii) the Noteholders of Notes evidencing not less than a majority of the Note Balance of each Class of the Notes and (iii) the Certificateholders of Certificates evidencing not less than a majority of the Aggregate Certificate Balance (which consent of any Noteholder of a Note or Certificateholder of a Certificate given pursuant to this Section
10.1 or pursuant to any other provision of this Agreement will be conclusive and binding on such Note or Certificate, as the case may be, and on all future Noteholders of such Note or Certificateholders of such Certificate, as the case may be, and of any Note or Certificate, as applicable, issued upon the transfer thereof or in exchange thereof or in lieu thereof whether or not notation of such consent is made upon such Note or the Certificate), for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement, or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided, however, that no such amendment may (A) increase or reduce in any manner the amount of, or accelerate or delay the timing of, or change the allocation or priority of, collections of payments on Receivables or distributions that are required to be made on any Note or Certificate or change any Note Interest Rate or any Certificate Rate or, without receipt of Rating Agency Confirmation, the Specified Reserve Balance, without the consent of all adversely affected Noteholders or Certificateholders or (B) reduce the aforesaid percentage required to consent to any such amendment, without the consent of the Noteholders of all Notes and Certificateholders of all Certificates affected thereby; and provided further that such action will not, as evidenced by an Opinion of Counsel, cause the Issuer to be characterized for federal or any then Applicable Tax State income tax purposes as an association taxable as a corporation.

                  (c) Prior to the execution of any such amendment or consent the Servicer will provide, and the Owner Trustee will distribute, written notification of the substance of such amendment or consent to each Rating Agency.

                  (d) Promptly after the execution of any such amendment or consent, the Owner Trustee will mail a copy to the Swap Counterparties and will furnish written notification of the substance of such amendment or consent to each Certificateholder, the Indenture Trustee and each Rating Agency and the Indenture Trustee will provide notification of the substance of such amendment or consent to each Noteholder. It will not be necessary for the consent of Noteholders or the Certificateholders pursuant to this Section 10.1 to approve the particular form of any proposed amendment or consent, but it will be sufficient if such consent approves the substance thereof. The manner of obtaining such consents (and any other consents of Noteholders and Certificateholders provided for in this Agreement) and of evidencing the authorization of the execution thereof by Noteholders and Certificateholders will be subject to such reasonable requirements as the Owner Trustee and the Indenture Trustee may prescribe, including the establishment of record dates pursuant to paragraph number 2 of the Note Depository Agreement.

                  (e) Prior to the execution of any amendment to this Agreement, the Owner Trustee and the Indenture Trustee will be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and the Opinion of Counsel referred to in Section 10.2(i)(1). The Owner Trustee or the Indenture Trustee may, but will not be obligated to, enter into any such amendment which affects such Owner Trustee's or Indenture Trustee's own rights, duties or immunities under this Agreement or otherwise.

                  SECTION 10.2 Protection of Title to Trust Property. (a) The Seller will execute and file such financing statements and cause to be executed and filed such continuation statements, all in such manner and in such places as may be required by law fully to preserve, maintain, and protect the interest of the Issuer and the Indenture Trustee for the benefit of the Noteholders in the Receivables and in the proceeds thereof. The Seller will deliver (or cause to be delivered) to the Owner Trustee and the Indenture Trustee file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing.

                  (b) Neither the Seller nor the Servicer will change its name, identity, or corporate structure in any manner that would, could, or might make any financing statement or continuation statement filed by the Seller in accordance with paragraph (a) above seriously misleading within the meaning of ss. 9-506 of the UCC, unless it has given the Owner Trustee and the Indenture Trustee at least five (5) days' prior written notice thereof, with a copy to the Rating Agencies, and has promptly filed appropriate amendments to all previously filed financing statements or continuation statements.

                  (c) The Seller and the Servicer will give the Owner Trustee and the Indenture Trustee at least sixty (60) days' prior written notice of any relocation of its principal executive office if, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and will promptly file any such amendment or new financing statement. The Servicer will at all times maintain each office from which it will service Receivables, and its principal executive office, within the United States of America.

                  (d) The Servicer will maintain accounts and records as to each Receivable accurately and in sufficient detail to permit (i) the reader thereof to know at any time the status of such Receivable, including payments and recoveries made and payments owing (and the nature of each) and (ii) reconciliation between payments or recoveries on (or with respect to) each Receivable and the amounts from time to time deposited in the Collection Account, the Payahead Account and the Reserve Account in respect of such Receivable.

                  (e) The Servicer will maintain its computer systems so that, from and after the time of conveyance under this Agreement of the Receivables to the Issuer, the Servicer's master computer records (including any back-up archives) that refer to a Receivable will indicate clearly the interest of the Issuer and the Indenture Trustee in such Receivable and that such Receivable is owned by the Issuer and has been pledged to the Indenture Trustee pursuant to the Indenture. Indication of the Issuer's and the Indenture Trustee's interest in a Receivable will not be deleted from or modified on the Servicer's computer systems until, and only until, the Receivable has been paid in full or repurchased.

                  (f) If at any time the Seller or the Servicer proposes to sell, grant a security interest in, or otherwise transfer any interest in automotive receivables to any prospective purchaser, lender, or other transferee, the Servicer will give to such prospective purchaser, lender, or other transferee computer tapes, records, or print-outs (including any restored from back-up archives) that, if they refer in any manner whatsoever to any Receivable, will indicate clearly that such Receivable has been conveyed to and is owned by the Issuer and has been pledged to the Indenture Trustee.

                  (g) The Servicer, upon receipt of reasonable prior notice, will permit the Owner Trustee, the Indenture Trustee and their respective agents at any time during normal business hours to inspect, audit, and make copies of and to obtain abstracts from the Servicer's records regarding any Receivable.

                  (h) Upon request, the Servicer will furnish to the Owner Trustee and the Indenture Trustee, within twenty (20) Business Days, a list of all Receivables (by contract number and name of Obligor) then held as part of the Trust, together with a reconciliation of such list to the Schedule of Receivables and to each of the Servicer's Certificates furnished before such request indicating removal of Receivables from the Trust.

                  (i) The Servicer will deliver to the Owner Trustee and the Indenture Trustee:

                           (1) promptly after the execution and delivery of this Agreement and of each amendment thereto, an Opinion of Counsel either
         (A) stating that, in the opinion of such Counsel, all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of the Issuer and the Indenture Trustee in the Receivables, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (B) stating that, in the opinion of such Counsel, no such action is necessary to preserve and protect such interest; and

                           (2) within 120 days after the beginning of each calendar year beginning with the first calendar year beginning more than three months after the Cutoff Date, an Opinion of Counsel, dated as of a date during such 120-day period, either (A) stating that, in the opinion of such counsel, all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of the Issuer and the Indenture Trustee in the Receivables, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (B) stating that, in the opinion of such Counsel, no such action is necessary to preserve and protect such interest.

                  Each Opinion of Counsel referred to in clause (i)(1) or (i)(2) above will specify any action necessary (as of the date of such opinion) to be taken in the following year to preserve and protect such interest.

                  (j) The Seller will, to the extent required by applicable law, cause the Securities to be registered with the Securities and Exchange Commission pursuant to Section 12(b) or Section 12(g) of the Securities Exchange Act of 1934 within the time periods specified in such sections.

                  (k) For the purpose of facilitating the execution of this Agreement and for other purposes, this Agreement may be executed in any number of counterparts, each of which counterparts will be deemed to be an original, and all of which counterparts will constitute but one and the same instrument.

                  SECTION 10.3 Governing Law. THIS AGREEMENT WILL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS, AND REMEDIES OF THE PARTIES UNDER THIS AGREEMENT WILL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                  SECTION 10.4 Notices. All demands, notices, and communications under this Agreement will be in writing, personally delivered, sent by telecopier,\ overnight courier or mailed by registered mail, and will be deemed to have been duly given upon receipt:

                  (a) in the case of the Seller or the Servicer, to the agent for service as specified in Section 10.11 hereof, or at such other address as may be designated by such party in a written notice to the other parties to this Agreement,

                  (b) in the case of the Owner Trustee, at the Corporate Trust Office of the Owner Trustee,

                  (c) in the case of the Indenture Trustee, at the Corporate Trust Office of the Indenture Trustee,

                  (d) in the case of Moody's Investors Service, Inc., at the following address: Moody's Investors Service, Inc., ABS Monitoring Department, 99 Church Street, New York, New York 10007,

                  (e) in the case of Standard & Poor's, at the following address: Standard & Poor's, 55 Water Street, 40th Floor, New York, New York 10041, Attention: Asset Backed Surveillance Department,

                  (f) in the case of Fitch, Inc., at the following address:
Fitch, Inc., 1 State Street Plaza, New York, New York 10004, Attention: Asset Backed Surveillance,

                  (g) in the case of Bank of America, N.A., 100 North Tryon Street, Charlotte, NC 28255, and

                  (h) in the case of Bank One, NA, 1 Bank One Plaza - Suite 1LI-0047, Chicago, IL
60670.

                  Any notice required or permitted to be mailed to a Noteholder or Certificateholder will be given by first class mail, postage prepaid, at the address of such Person as shown in the Note Register or the Certificate Register, as applicable. Any notice so mailed within the time prescribed in this Agreement will be conclusively presumed to have been duly given, whether or not the Noteholder or Certificateholder receives such notice.

                  SECTION 10.5 Severability of Provisions. If any one or more of the covenants, agreements, provisions, or terms of this Agreement is for any reason whatsoever held invalid, then such covenants, agreements, provisions, or terms will be deemed severable from the remaining covenants, agreements, provisions, or terms of this Agreement and will in no way affect the validity or enforceability of the other provisions of this Agreement or of the Securities or the rights of the holders thereof.

                  SECTION 10.6 Assignment. Notwithstanding anything to the contrary contained herein, except as provided in Sections 7.3 and 8.2 and as provided in the provisions of this Agreement concerning the resignation of the Servicer, this Agreement may not be assigned by the Seller or the Servicer without the prior written consent of the Owner Trustee, the Indenture Trustee, the Noteholders of Notes evidencing not less than 662/3% of the Note Balance of the Notes Outstanding and the Certificateholders of Certificates evidencing not less than 662/3% of the Aggregate Certificate Balance.

                  SECTION 10.7 Further Assurances. The Seller and the Servicer agree to do and perform, from time to time, any and all acts and to execute any and all further instruments required or reasonably requested by the Owner Trustee or the Indenture Trustee more fully to effect the purposes of this Agreement, including, without limitation, the execution of any financing statements or continuation statements relating to the Receivables for filing under the provisions of the UCC of any applicable jurisdiction.

                  SECTION 10.8 No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Owner Trustee, the Indenture Trustee, the Noteholders or the Certificateholders, any right, remedy, power or privilege hereunder, will operate as a waiver thereof; nor will any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges therein provided are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

                  SECTION 10.9 Third-Party Beneficiaries. This Agreement will inure to the benefit of and be binding upon the parties hereto, the Noteholders, the Certificateholders, the Indenture Trustee and the Owner Trustee and their respective successors and permitted assigns and each of the Indenture Trustee and the Owner Trustee may enforce the provisions hereof as if they were parties thereto. Except as otherwise provided in this Article X, no other Person will have any right or obligation hereunder. The parties hereto hereby acknowledge and consent to the pledge of this Agreement by the Issuer to the Indenture Trustee for the benefit of the Noteholders pursuant to the Indenture.

                  SECTION 10.10 Actions by Noteholders or Certificateholders.
(a) Wherever in this Agreement a provision is made that an action may be taken or a notice, demand, or instruction given by Noteholders or Certificateholders, such action, notice, or instruction may be taken or given by any Noteholder or Certificateholder, as applicable, unless such provision requires a specific percentage of Noteholders or Certificateholders.

                  (b) Any request, demand, authorization, direction, notice, consent, waiver, or other act by a Noteholder or Certificateholder will bind such Noteholder or Certificateholder and every subsequent holder of such Note or Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done or omitted to be done by the Owner Trustee, the Indenture Trustee or the Servicer in reliance thereon, whether or not notation of such action is made upon such Note or Certificate.

                  SECTION 10.11 Agent for Service. The agent for service of the Seller and the Servicer in respect of this Agreement will be Susan J. Thomas, Esq., Office of the General Counsel, of Ford Motor Company, Ford Motor Company World Headquarters, Office of the General Counsel, The American Road, Suite 1034-A1, Dearborn, Michigan 48126.

                  SECTION 10.12 No Bankruptcy Petition. The Owner Trustee, the Indenture Trustee, the Issuer and the Servicer each covenants and agrees that, prior to the date which is one year and one day after the payment in full of all securities issued by the Seller or by a trust for which the Seller was the depositor which securities were rated by any nationally recognized statistical rating organization it will not institute against, or join any other Person in instituting against, the Seller any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or State bankruptcy or similar law. This Section 10.12 will survive the resignation or removal of the Owner Trustee under the Trust Agreement or the Indenture Trustee under the Indenture or the termination of this Agreement.

                  SECTION 10.13 Limitation of Liability of Owner Trustee and Indenture Trustee. (a) Notwithstanding anything contained herein to the contrary, this Agreement has been countersigned by Wachovia Bank of Delaware, National Association not in its individual capacity but solely in its capacity as Owner Trustee of the Issuer and in no event will Wachovia Bank of Delaware, National Association in its individual capacity or, except as expressly provided in the Trust Agreement, as Owner Trustee of the Issuer have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse will be had solely to the assets of the Issuer. For all purposes of this Agreement, in the performance of its duties or obligations hereunder or in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee will be subject to, and entitled to the benefits of, the terms and provisions of Articles VI, VII and VIII of the Trust Agreement.

                  (b) Notwithstanding anything contained herein to the contrary, this Agreement has been accepted by The Bank of New York, not in its individual capacity but solely as Indenture Trustee, and in no event will The Bank of New York have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse will be had solely to the assets of the Issuer.

                  SECTION 10.14 Savings Clause. It is the intention of the Seller and the Issuer that the transfer of the Trust Property contemplated herein constitute an absolute sale of the Trust Property, conveying good title to the Trust Property from the Seller to the Issuer. However, in the event that such sale is deemed to be a pledge, the Seller hereby grants to the Issuer a first priority security interest in all of the Seller's right, title and interest in, to and under the Trust Property, and all proceeds thereof, to secure a loan in an amount equal to all amounts payable under the Securities, and in such event, this Agreement will constitute a security agreement under applicable law.

     IN WITNESS WHEREOF, the parties have caused this Sale and Servicing Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                               FORD CREDIT AUTO RECEIVABLES TWO LLC, as Seller

                                      By: _____________________
                                      Name:    Stacy Thomas
                                      Title:   Assistant Secretary


                               FORD CREDIT AUTO OWNER TRUST 2003-A, as Issuer

                                    By:     WACHOVIA BANK OF DELAWARE,
                                            NATIONAL ASSOCIATION,
                                            not in its individual capacity but
                                            solely as Owner Trustee


                                            By: _____________________
                                            Name:
                                            Title:


                                 FORD MOTOR CREDIT COMPANY, as Servicer


                                        By: _____________________
                                        Name:   Stacy Thomas
                                        Title:  Assistant Secretary

Accepted and agreed:

THE BANK OF NEW YORK,
  not in its individual capacity
  but solely as Indenture Trustee


By: _____________________
     Name:  John Bobko
     Title: Assistant Treasurer


WACHOVIA BANK OF DELAWARE,
NATIONAL ASSOCIATION,
  not in its individual capacity
  but solely as Owner Trustee


By: _____________________
     Name:
     Title:

                                   SCHEDULE A


                             SCHEDULE OF RECEIVABLES

                    Delivered to Indenture Trustee at Closing

                                   SCHEDULE B

                          Location of Receivable Files
                    at Third Party Custodians for Ford Credit


Security Archives
5022 Harding Place
Nashville, TN  37211

MSX International, Inc.
1426 Pacific Drive
Auburn Hills, MI  48326

Iron Mountain Records Management
23475 Eickler Street
Hayward, CA  94545

                                                                      APPENDIX A



                              Definitions and Usage